EXHIBIT 99.2

Regency Centers Corporation

September 30, 2008

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At September 30, 2008, Regency’s total market capitalization was $7.2 billion.

As of September 30, 2008, the Company owned 443 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 59 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $86,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into our centers. In addition, 77% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. For the past nine years, this combination of compelling demographics and quality tenants has produced occupancy rates of approximately 95% and average net operating income (NOI) growth in excess of 3% per year.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 193 shopping centers, including those currently in-process, representing an investment at completion of $3.1 billion. At the end of the third quarter of 2008, Regency had 48 projects under development for an estimated total investment at completion of $1.1 billion. These in-process developments are 69% funded and 78% leased and committed, including tenant-owned square footage.

Regency employs a self-funding capital strategy to fund its growth. The culling of non-strategic assets and our industry-leading co-investment partnership program are integral components of this strategy. Our co-investment partners provide an embedded market for our developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund nearly $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 21 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended September 30, 2008. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

September 30, 2008

Highlights	1

Summary Information:

Summary Financial Information	2

Summary Real Estate Information	3

Financial Information:

Consolidated Balance Sheets	4

Consolidated Statements of Operations (FFO format)	5

FFO and Other Information	6

Consolidated Statements of Operations (GAAP basis)	7

Summary of Consolidated Debt	8-9

Summary of Preferred Units and Stock	10

Investment Activity:

Acquisitions, Dispositions and Development Sales	11-13

Development Information	14-17

Co-investment Partnerships:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19-20

Unconsolidated Statements of Operations	21-22

Summary of Unconsolidated Debt	23

Real Estate Information:

Leasing Statistics	24-25

Average Base Rent by State	26-27

Portfolio Summary Report by Region	28-34

Significant Tenant Rents	35-36

Lease Expiration Schedule	37-38

Forward-Looking Information:

Earnings and Valuation Guidance	39

Reconciliation of FFO to Net Income	40

Highlights

September 30, 2008

Operating Results

(Wholly-owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended September 30, 2008, same property NOI growth was 2.3%. Operating properties were 94.3% leased. Rent growth was 13.8%.

For the nine months ended September 30, 2008, same property NOI growth was 2.5%. Operating properties were 94.3% leased. Rent growth was 11.6%.

Operating Results

(Wholly-owned and 100% of co-investment partnerships)

For the quarter ended September 30, 2008, same property NOI growth was 2.0%. Operating properties were 94.8% leased. Rent growth was 13.3%.

For the nine months ended September 30, 2008, same property NOI growth was 2.6%. Operating properties were 94.8% leased. Rent growth was 11.6%.

During the quarter, 1.5 million square feet of GLA was renewed or newly leased through 441 leasing transactions.

For the nine months ended September 30, 2008, 4.5 million square feet of GLA was renewed or newly leased through 1,331 leasing transactions.

Financial Results

Funds From Operations for the quarter was $85.0 million, or $1.21 per diluted share. Net income for the quarter was $54.5 million, or $0.78 per diluted share.

Development Activity

At quarter end, Regency had 48 projects in process for an estimated net development cost of $1.1 billion and an expected return of 8.8%.

For more information on this development activity, please see pages 14-15.

Acquisition & Disposition Activity

During the third quarter, Regency:

•	Purchased one co-investment property in Regency’s Oregon co-investment partnership at a cost of $28.5 million and a cap rate of 6.50%. Regency’s share of the purchase price was $5.7 million.

•	Contributed one completed development property to Regency’s open-end fund at a gross contribution value of $74.5 million and a cap rate of 6.83%.

•	Contributed three completed development properties to Regency’s Oregon co-investment partnership at a gross contribution value of $83.4 million and a weighted average cap rate of 7.14%.

•	Sold two wholly-owned operating properties at a gross sales price of $24.9 million and a weighted average cap rate of 8.01%.

•	Sold one completed development property at a gross sales price of $12.4 and a cap rate of 7.41%.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information

September 30, 2008

Financial Results	Three Months Ended		Year to Date
	2008	2007	2008	2007
Net Income for common stockholders	$54,546,939	$36,979,815	$113,132,305	$133,414,312
Basic EPS	$0.78	$0.53	$1.62	$1.93
Diluted EPS	$0.78	$0.53	$1.61	$1.92
Diluted EPS per share growth rate	47.2%		-16.1%

Funds from Operations for common stockholders	$84,952,097	$67,765,780	$214,440,491	$212,671,564
FFO per share – Basic	$1.21	$0.97	$3.06	$3.06
FFO per share – Diluted	$1.21	$0.97	$3.05	$3.04
Diluted FFO per share growth rate	24.7%		0.3%

Dividends paid per share and unit	$0.725	$0.660	$2.175	$1.980
Payout ratio of Diluted FFO per share	59.9%	68.0%	71.3%	65.1%

Interest Coverage Ratios
Interest only	3.6	3.1	3.2	3.4
Capitalized interest	$10,009,429	$10,411,522	$28,847,491	$26,070,406
Fixed Charge (Regency only)	2.9	2.5	2.6	2.7
Fixed Charge (with pro-rata share of partnerships)	2.6	2.3	2.3	2.4

Capital Information	9/30/08	YTD Change	12/31/07	12/31/06
Closing common stock price per share	$66.69	$2.20	$64.49	$78.17
Shareholder Return (assumes no reinvestment of dividends)	6.8%

Common Shares and Equivalents Outstanding	70,468,609	356,361	70,112,248	69,758,821

Market equity value of Common and Convertible shares	$4,699,552	$178,013	$4,521,539	$5,453,047
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$2,137,007	$129,032	$2,007,975	$1,575,385
Total market capitalization (000’s)	$7,161,558	$307,044	$6,854,514	$7,353,433
Debt to Total Market Capitalization	29.8%	0.5%	29.3%	21.4%

Total real estate at cost before depreciation (000’s)	$4,501,237	$103,042	$4,398,195	$3,901,634
Total assets at cost before depreciation (000’s)	$4,767,098	$126,589	$4,640,509	$4,099,175
Debt to Total Assets before Depreciation	44.8%	1.6%	43.3%	38.4%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	70,000,398	361,761	69,638,637	69,017,995
Exchangeable O.P. Units held by minority interests	468,211	(5,400)	473,611	740,826

Total Common Shares and Equivalents	70,468,609	356,361	70,112,248	69,758,821

Summary Real Estate Information

September 30, 2008

Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	9/30/08	6/30/08	12/31/07	9/30/07
Gross Leasable Area (GLA)	31,349,242	31,767,020	31,791,357	31,661,106
GLA including anchor-owned stores	37,534,412	37,827,268	37,587,096	37,280,666

% leased – Operating and development properties	89.4%	89.8%	89.4%	89.4%
% leased – Operating properties only	94.3%	94.6%	95.0%	95.1%
% leased – Same store properties only	94.4%	94.6%	95.0%	95.1%

Rental rate growth – YTD (1)	11.6%	10.8%	13.0%	13.8%
Same property NOI growth – YTD	2.5%	2.6%	3.0%	2.9%

Wholly-Owned and 100% of Co-investment Partnerships

	9/30/08	6/30/08	12/31/07	9/30/07
Gross Leasable Area (GLA)	50,775,179	50,673,749	51,106,824	51,046,666
GLA including anchor-owned stores	59,312,371	58,860,516	59,198,217	59,006,147
GLA under development	5,260,239	4,977,702	5,232,481	5,075,430

Number of retail shopping centers	443	443	451	447
Number of centers under development (excluding expansions)	45	45	49	45
Number of grocery-anchored shopping centers	356	358	360	357

% leased – Operating and development properties	91.7%	92.1%	91.7%	91.8%
% leased – Operating properties only	94.8%	95.2%	95.2%	95.4%
% leased – Same store properties only	94.7%	95.1%	95.0%	95.2%

Rental rate growth – YTD (1)	11.6%	10.7%	13.0%	13.7%
Same property NOI growth – YTD	2.6%	2.9%	3.2%	3.2%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

September 30, 2008 and December 31, 2007 and 2006

Assets	2008	2007	2006
Real estate investments at cost:
Operating properties	$2,963,172,811	3,059,355,394	2,826,485,380
Properties in development	1,075,795,685	905,929,461	615,450,669

	4,038,968,496	3,965,284,855	3,441,936,049
Operating properties held for sale	33,538,196	—	25,607,741
Less: accumulated depreciation	545,978,659	497,498,468	427,389,404

	3,526,528,033	3,467,786,387	3,040,154,386
Investments in real estate partnerships	428,729,932	432,910,064	434,089,822

Net real estate investments	3,955,257,965	3,900,696,451	3,474,244,208

Cash and cash equivalents	25,776,842	18,667,717	34,046,219
Notes receivable	55,263,540	44,542,740	19,988,087
Tenant receivables, net of allowance for uncollectible accounts	73,935,773	75,440,580	67,161,676
Deferred costs, less accumulated amortization	58,289,350	52,784,152	40,989,102
Acquired lease intangible assets, net	13,698,156	17,227,865	12,315,042
Other assets	38,897,681	33,651,422	23,040,830

	$4,221,119,307	4,143,010,927	3,671,785,164

Liabilities and Stockholders’ Equity
Notes payable	$1,839,340,055	1,799,974,913	1,454,385,498
Unsecured credit facilities	297,666,667	208,000,000	121,000,000

Total notes payable	2,137,006,722	2,007,974,913	1,575,385,498

Tenants’ security and escrow deposits	11,868,693	11,436,472	10,517,225
Acquired lease intangible liabilities, net	8,406,517	10,353,746	7,729,080
Accounts payable and other liabilities	156,530,153	164,478,807	140,940,055

Total liabilities	2,313,812,085	2,194,243,938	1,734,571,858

Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	10,464,213	10,831,917	16,941,350
Limited partners’ interest in consolidated partnerships	8,221,440	18,392,152	17,797,344

Total minority interests	67,843,630	78,382,046	83,896,671

Stockholders’ Equity
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	755,986	751,687	744,318
Additional paid in capital, net of treasury stock	1,670,073,238	1,654,866,175	1,632,787,270
Accumulated other comprehensive (loss) income	(26,298,594)	(18,916,679)	(13,317,497)
Distributions in excess of net income	(80,067,038)	(41,316,240)	(41,897,456)

Total stockholders’ equity	1,839,463,592	1,870,384,943	1,853,316,635

	$4,221,119,307	4,143,010,927	3,671,785,164

Ratios	2008	2007	2006
Debt to real estate assets, before depreciation	47.5%	45.7%	40.4%
Debt to total assets, before depreciation	44.8%	43.3%	38.4%
Debt to total assets, before depreciation and including prorata share of JV’s	49.9%	48.9%	45.3%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	55.7%	54.9%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	87.4%	87.5%	83.5%
Unsecured NOI to total NOI (wholly-owned only)	86.5%	87.5%	83.1%

Consolidated Statements of Operations

For the Periods Ended September 30, 2008 and 2007

(Asset sales not separated as discontinued operations as required by GAAP – See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Real Estate Revenues:
Minimum rent	$88,419,661	81,368,354	$261,858,518	238,718,485
Percentage rent	630,686	889,182	1,711,839	1,982,618
Recoveries from tenants	22,641,352	20,453,881	67,062,673	60,637,353
Termination Fees	579,868	667,819	1,830,760	1,568,789
Other income	4,520,268	3,218,235	7,704,463	7,966,397

	116,791,835	106,597,471	340,168,253	310,873,642

Real Estate Operating Expenses:
Operating and maintenance	15,458,918	14,016,252	46,189,204	41,103,528
Real estate taxes	13,048,959	11,676,411	38,395,428	35,471,060

	28,507,877	25,692,663	84,584,632	76,574,588

Net operating income	88,283,958	80,904,808	255,583,621	234,299,054

Equity in Income of Unconsolidated Partnerships
Operating income (loss) including development gains	1,820,706	1,408,628	4,740,754	2,800,702
(Loss) gain on sale of operating properties	(3,745)	268,112	833,611	3,444,724

	1,816,961	1,676,740	5,574,365	6,245,426

Fees, Development and Outparcel Gains:
Asset management fees	2,870,275	2,873,056	8,685,036	8,119,263
Property management fees	3,875,507	3,562,948	12,025,635	10,271,808
Transaction and other fees	372,509	3,217,348	5,252,590	3,867,123
Leasing commissions	627,691	1,135,995	2,195,417	2,408,588
Development gains	20,844,089	4,060,427	25,323,508	34,582,778
Gain on sale of outparcels	792,083	1,215,807	3,726,230	6,026,337
Dead deal costs	(3,856,749)	(1,202,714)	(4,615,404)	(3,044,337)
Provision for income tax (expense)	(156,306)	(82,998)	334,188	1,190,870

	25,369,099	14,779,869	52,927,200	63,422,430

Other Operating Expense (Income):
General and administrative	9,494,429	12,158,872	36,770,164	37,363,199
Franchise taxes	434,246	356,716	1,498,060	1,014,624
Depreciation and amortization (including FF&E)	27,378,439	24,363,892	79,932,360	67,916,338
Interest expense, net	22,682,542	20,514,545	68,672,701	60,215,090
(Gain) loss on sale of operating properties including taxes	(6,547,749)	(3,394,886)	(6,758,360)	(15,534,233)
Provision for loss	1,111,601	—	1,827,601	—

	54,553,508	53,999,139	181,942,526	150,975,018

Minority Interests
Preferred unit distributions	931,248	931,248	2,793,744	2,793,744
Exchangeable operating partnership units	397,748	291,109	856,745	1,270,222
Limited partners’ interest in consolidated partnerships	121,784	241,315	603,493	757,241

Net income	59,465,730	41,898,606	127,888,678	148,170,685
Preferred stock dividends	4,918,791	4,918,791	14,756,373	14,756,373

Net income for common stockholders	$54,546,939	36,979,815	$113,132,305	133,414,312

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended September 30, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Reconciliation of Net income to Funds from Operations

Net income for common stockholders	$54,546,939	36,979,815	$113,132,305	133,414,312
Adjustments to reconcile to Funds from Operations:
Depreciation expense – consolidated properties	22,739,591	19,766,051	66,596,300	56,320,147
Depreciation and amortization expense – uncons properties	10,356,130	10,903,364	31,585,481	32,098,938
Consolidated JV partners’ share of depreciation	(131,116)	(127,715)	(395,216)	(351,943)
Amortization of leasing commissions and intangibles	3,586,810	3,616,154	10,256,848	8,898,845
Gain on sale of operating properties, including JV’s	(6,544,005)	(3,662,998)	(7,591,972)	(18,978,957)
Minority interest of exchangeable partnership units	397,748	291,109	856,745	1,270,222

Funds From Operations	$84,952,097	67,765,780	$214,440,491	212,671,564

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.78	0.53	$1.61	1.92
Adjustments to reconcile to Funds from Operations per share:
Depreciation expense – consolidated properties	0.32	0.28	0.95	0.81
Depreciation and amortization expense – uncons properties	0.15	0.16	0.45	0.46
Consolidated JV partners’ share of depreciation	0.00	0.00	0.00	(0.01)
Amortization of leasing commissions and intangibles	0.05	0.05	0.15	0.13
Gain on sale of operating properties, including JV’s	(0.09)	(0.05)	(0.11)	(0.27)

Funds From Operations	$1.21	0.97	$3.05	3.04

Additional Disclosures:

Straight-line rental income	$1,396,061	1,588,564	$4,424,188	4,684,991
Above- and below- market rent amortization	531,278	604,788	1,860,902	1,332,137
Pro-rata share of JV straight-line rental income	516,650	539,153	683,810	1,502,467
Pro-rata share of JV above- and below- mkt rent amortization	831,755	577,940	2,130,414	1,471,355
Provision for loss	1,111,601	—	1,827,601	—
Debt premium amortization income	38,897	97,581	184,982	382,224
Stock based compensation expense	1,492,475	2,267,687	7,063,460	7,295,168
Capitalized direct leasing compensation costs	3,191,651	3,151,653	10,485,462	9,425,847
Capitalized direct development compensation costs	8,606,237	9,776,352	29,012,177	29,037,585
Fees earned from 3rd parties as reported for GAAP	7,745,982	10,789,348	28,158,678	24,666,783
Fees earned from 3rd parties, excluding REG owned portion	6,443,508	9,575,950	24,137,069	21,055,066

Capital Expenditures (non-revenue enhancing only):

Leasing commissions – consolidated properties	$1,749,570	2,293,071	$5,005,745	6,104,530
Tenant improvements – consolidated properties	948,005	2,117,011	3,187,867	3,666,893
Building improvements – consolidated properties	3,741,431	2,842,479	7,609,018	6,561,329
Pro-rata share of unconsolidated leasing commissions	297,482	355,610	1,147,627	1,198,642
Pro-rata share of unconsolidated tenant improvements	129,443	212,094	492,778	569,933
Pro-rata share of unconsolidated building improvements	561,386	539,004	1,651,705	1,068,932

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended September 30, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$86,809,428	79,217,998	$256,450,820	231,155,806
Percentage rent	630,686	889,182	1,711,839	1,965,677
Recoveries from tenants and other income	27,612,425	23,804,272	76,009,337	67,977,099
Management fees and commissions	7,745,982	10,789,348	28,158,678	24,666,783

Total revenues	122,798,521	114,700,800	362,330,674	325,765,365

Operating Expenses:
Depreciation and amortization	27,130,151	23,787,181	78,708,722	66,191,007
Operating and maintenance	15,161,533	13,424,360	44,949,629	38,998,061
General and administrative	9,494,429	12,158,872	36,770,164	37,363,199
Real estate taxes	12,757,074	11,381,263	37,682,734	33,852,458
Other operating expense	5,611,307	1,625,455	7,077,369	3,346,281

Total operating expenses	70,154,494	62,377,131	205,188,618	179,751,006

Other Expense (Income):
Interest expense, net of interest income	22,682,542	20,514,545	68,672,701	60,215,090
Gain on sale of properties	(25,401,418)	(5,492,397)	(28,335,564)	(34,586,176)
Provision for loss	1,111,601	—	1,827,601	—

Total other expense (income)	(1,607,275)	15,022,148	42,164,738	25,628,914

Income before minority interests	54,251,302	37,301,521	114,977,318	120,385,445

Minority interest of preferred units	(931,248)	(931,248)	(2,793,744)	(2,793,744)
Minority interest of exchangeable operating partnership units	(365,651)	(267,677)	(779,718)	(1,046,158)
Minority interest of limited partners	(121,784)	(241,315)	(603,493)	(757,241)
Equity in income of investments in real estate partnerships	1,816,961	1,676,739	5,574,365	6,245,425

Income from continuing operations	54,649,580	37,538,020	116,374,728	122,033,727

Discontinued Operations:
Operating income from discontinued operations	895,863	1,220,652	2,801,612	4,287,612
Gain on sale of properties	3,920,287	3,139,934	8,712,338	21,849,346

Income from discontinued operations	4,816,150	4,360,586	11,513,950	26,136,958

Net income	59,465,730	41,898,606	127,888,678	148,170,685

Preferred stock dividends	(4,918,791)	(4,918,791)	(14,756,373)	(14,756,373)

Net income for common stockholders	$54,546,939	36,979,815	$113,132,305	133,414,312

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

September 30, 2008 and December 31, 2007

Total Debt Outstanding:	9/30/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$236,432,712	196,914,814
Variable rate secured loans	5,379,898	5,820,786
Unsecured debt offering fixed rate	1,597,527,445	1,597,239,313
Unsecured credit facilities	297,666,667	208,000,000

Total	$2,137,006,722	2,007,974,913

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Credit Facilities	Term Maturities	Total
2008	1,242,300	—	—	1,242,300
2009	5,031,373	—	58,288,617	63,319,990
2010	4,997,249	—	176,961,141	181,958,390
2011	4,781,121	297,666,667	251,069,475	553,517,263
2012	4,987,669	—	249,757,784	254,745,453
2013	4,631,544	—	16,359,729	20,991,273
2014	8,381,078	—	157,725,489	166,106,568
2015	1,686,937	—	396,451,523	398,138,460
2016	1,312,939	—	14,163,154	15,476,092
2017	822,069	—	475,089,565	475,911,634
>10 years	175,542	—	6,111,224	6,286,766
Net unamortized debt discount		—	(687,467)	(687,467)

	$38,049,821	297,666,667	1,801,290,234	2,137,006,722

Percentage of Total Debt:			9/30/08	12/31/07
Fixed			85.82%	89.35%
Variable			14.18%	10.65%

Current Average Interest Rates:(1)
Fixed			6.40%	6.37%
Variable			3.73%	5.41%
Effective Interest Rate			6.02%	6.27%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	March 9, 2014	January 4, 2014
Variable	January 30, 2011	January 24, 2011

Summary of Consolidated Debt

September 30, 2008 and December 31, 2007

Lender	Secured Property	Rate	Maturity	9/30/08	12/31/07
Fixed Rate Loans:
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	$—	10,089,644
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	—	9,527,946
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,147,063	3,314,671
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	9,876,893	9,974,030
Debt Offering	Unsecured	8.450%	09/01/10	149,948,307	149,928,075
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,423,927	5,530,756
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,465,421	2,513,979
Debt Offering	Unsecured	7.950%	01/15/11	219,929,867	219,906,920
Wachovia Securities	Market at Opitz Crossing	7.300%	03/01/11	11,756,520	11,886,679
Debt Offering	Unsecured	7.250%	12/12/11	19,959,394	19,950,021
Debt Offering	Unsecured	6.750%	01/15/12	249,877,358	249,849,764
PNC Bank	Gateway Shopping Center	7.110%	05/01/13	20,242,880	20,765,803
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	5,220,812	5,612,864
TIAA	Northgate Square	5.640%	01/10/14	6,588,851	6,716,101
Debt Offering	Unsecured	4.950%	04/15/14	149,791,341	149,762,887
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	8,799,401	9,038,367
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,292,531	8,448,434
United of Omaha Life Insurance Co.	Fleming Island	7.400%	02/05/15	1,906,722	2,076,250
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	43,784,491	44,000,000
Debt Offering	Unsecured	5.250%	08/01/15	349,662,512	349,625,018
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	874,762	874,762
GMAC	Naples Walk	6.150%	08/11/16	17,709,891	17,968,547
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,397,357	10,656,966
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	06/10/17	62,500,000	—
Debt Offering	Unsecured	5.875%	06/15/17	398,358,666	398,216,628
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	9,337,242	9,473,223
TIAA	Westchase	5.520%	07/10/18	8,795,415	8,948,276
Net unamortized discounts on assumed debt of acquired properties				(687,467)	(502,484)

Total Fixed Rate Debt				$1,833,960,157	1,794,154,127

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.00%	05/01/09	$5,379,898	5,820,786
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.40%	02/11/11	70,000,000	208,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.05%	02/11/11	227,666,667	—

Total Variable Rate Debt				$303,046,565	213,820,786

Total				$2,137,006,722	2,007,974,913

Summary of Preferred Units and Stock

September 30, 2008

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

September 30, 2008

Date	Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None				0	$0	$0	0.00%

Total				0	$0	$0	0.00%

Unconsolidated:
Acquisitions from 3rd Parties:
Apr-08	Sycamore Plaza and Crossing	RRP	Cincinatti, OH	390,234	$93,300,000	$18,660,000	6.43%	Fresh Market, Barnes & Noble, Staples
Sep-08	Marina Shores	Oregon	Long Beach, CA	67,727	$28,475,000	$5,695,000	6.50%	Old Navy, Dick’s Sporting Goods Whole Foods

Total				457,961	$121,775,000	$24,355,000	6.45%

Regency Contributions:
Sep-08	Silver Spring Square	RRP	Silver Spring Township, PA	316,507	$74,494,000	$14,898,800	6.83%	Wegmans
Sep-08	REG Development Portfolio	Oregon	Multiple	338,832	$83,400,000	$16,680,000	7.14%	Publix, Harris Teeter, Shoppers Food Warehouse

Total				655,339	$157,894,000	$31,578,800	6.99%

Total Acquisitions from 3rd Parties				457,961	$121,775,000	$24,355,000	6.45%

Total Acquisitions including Regency Contributions				1,113,300	$279,669,000	$55,933,800	6.76%

RRP – Regency owns 20%

Oregon – Regency owns 20%

Operating Property Dispositions

September 30, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency's Share of Sales Price	Cap Rate	Anchor Tenant
Consolidated:
Sep-08	Waterford Towne Center		Waterford, MI	96,101	$12,934,000	$12,934,000	8.59%	Kroger
Sep-08	Independence Square		Independence, MO	89,083	$11,991,000	$11,991,000	7.40%	Kroger

				185,184	$24,925,000	$24,925,000	8.01%

Unconsolidated:
Mar-08	King Farm Apartments	CalSTRS	Rockville, MD	64,775	$9,500,000	$2,375,000	4.82%	Residential Apts
May-08	Mid-Atlantic Portfolio	MCW II		804,457	$108,093,002	$26,969,204	7.75%
	Brafferton Center		Garrisonville, VA	97,872				Sport & Health Club
	Glen Lea Centre		Richmond, VA	78,494				N/A
	Kenhorst Plaza		Kenhorst, PA	159,150				Redner’s Market
	Laburnum Park Shopping Center		Richmond, VA	64,992				Ukrop’s, Rite Aid
	Newark Shopping Center		Newark, DE	183,017				N/A
	Northway Shopping Center		Millersville, MD	98,016				Shopper’s Food Whse
	Towamencin Village Square		Lanesdale, PA	122,916				Genuardi’s, Eckerd
May-08	Highland Knoll	Oregon	Katy, TX	87,470	$13,800,000	$2,760,000	7.50%	Randall’s Food

				956,702	$131,393,002	$32,104,204	7.51%

Total Dispositions				1,141,886	$156,318,002	$57,029,204	7.73%

CalSTRS – Regency owns 25%

MCW II – Regency owns 24.95%

Oregon – Regency owns 20%

Development Sales

September 30, 2008

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Co-investment Partnerships:
Sep-08	Silver Spring Square	RRP	Silver Spring Township, PA	318,209	$74,494,000	$59,595,200	6.83%	Wegmans
Sep-08	REG Development Portfolio	Oregon		324,012	$83,400,000	$66,720,000	7.14%
	Johns Creek Center		Jacksonville, FL	75,101				Publix
	Signal Hill Shopping Center		Manassas, VA	95,172				Shoppers Food Warehouse
	Hollymead Town Center		Charlottesville, VA	153,739				Harris Teeter

				642,221	$157,894,000	$126,315,200	6.99%

Sales to Third Parties:
May-08	Loveland Shopping Center		Loveland, CO	93,142	$8,625,000	$8,625,000	N/A	Gold’s Gym
Jun-08	Fort Collins Center		Ft. Collins, CO	99,359	$11,846,000	$11,846,000	6.44%	JC Penney
Jul-08	Pelham Commons		Greenville, SC	76,541	$12,400,000	$12,400,000	7.41%	Publix

				269,042	$32,871,000	$32,871,000	6.94%

Total Development Sales				911,263	$190,765,000	$159,186,200	6.44%

Oregon – Regency owns 20%

RRP – Regency owns 20%

In-Process Developments

September 30, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	06/01/09	$15,991,737	$17,728,980	$12,036,966	8.49%	8.49%	84,741	66%	84,741	66%
Applegate Ranch Shopping Center (3)	CA	Merced	Home Depot, Target	08/01/08	43,425,756	65,692,599	11,944,205	9.07%	9.07%	179,129	50%	498,821	82%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	06/01/09	38,758,041	44,343,566	24,814,284	9.29%	8.41%	287,913	70%	287,913	70%
Highland Crossing	CA	Riverside- San Bernardino- Ontario	LA Fitness	08/01/09	6,866,701	19,938,386	12,741,417	8.58%	8.58%	50,395	0%	95,395	47%
Indio Towne Center (3)	CA	Riverside- San Bernardino- Ontario	WinCo Foods	09/01/08	77,781,809	99,218,679	39,831,672	9.01%	9.01%	353,561	32%	589,395	59%
Jefferson Square (3)	CA	Riverside- San Bernardino- Ontario	Fresh & Easy	04/01/09	20,351,562	21,581,562	15,850,345	8.85%	8.69%	102,206	28%	102,206	28%
Murrieta Marketplace (3)	CA	Riverside- San Bernardino- Ontario	Target, Lowes	10/01/09	65,428,153	101,709,435	66,628,043	8.47%	8.47%	331,868	56%	468,458	69%
Plaza Rio Vista	CA	Riverside- San Bernardino- Ontario	Stater Bros.	05/01/08	18,741,829	19,584,541	1,616,912	8.01%	7.91%	79,519	64%	79,519	64%
Gateway 101	CA	San Francisco- Oakland- Fremont	Sports Authority, Nordstrom Rack	03/01/09	32,525,037	32,525,037	6,884,052	8.55%	8.55%	91,907	100%	91,907	100%
Shops at Santa Barbara	CA	Santa Barbara- Santa Maria- Goleta	Whole Foods	10/01/09	32,196,995	32,196,995	13,056,851	8.20%	8.20%	51,848	57%	51,848	57%
Vine at Castaic	CA	Los Angeles- Long Beach- Santa Ana	NA	10/01/07	10,036,114	11,406,846	306,291	9.08%	9.06%	30,236	84%	33,736	85%
Centerplace of Greeley III (3)	CO	Greeley	Best Buy, Sports Authority	09/01/08	19,581,762	21,777,369	6,423,147	8.83%	8.83%	120,090	60%	120,090	60%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,913,581	10,821,941	273,040	12.40%	12.40%	22,491	72%	206,796	97%
Shops at Quail Creek	CO	Denver- Aurora	King Soopers	05/01/09	7,413,351	16,741,641	8,109,669	11.24%	11.24%	37,585	28%	137,429	80%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	3,389,876	23,200,404	1,965,782	10.47%	10.47%	10,762	86%	108,927	99%
First Street Village	FL	Cape Coral- Fort Myers	Publix	11/01/07	11,397,642	17,334,202	316,748	8.23%	8.23%	54,926	92%	54,926	92%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,517,489	10,909,107	189,568	8.78%	8.78%	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,530,111	5,954,220	131,684	11.73%	11.73%	8,400	33%	23,220	76%
Horton’s Corner	FL	Jacksonville	Walgreens	10/01/08	4,626,635	6,144,635	1,876,181	8.21%	8.21%	14,820	100%	14,820	100%
Nocatee Town Center	FL	Jacksonville	Publix	07/01/09	18,451,148	22,806,105	15,300,484	9.43%	9.28%	81,082	67%	81,082	67%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	11,414,581	19,557,555	607,471	10.25%	10.25%	73,719	79%	88,539	83%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,720,397	13,020,255	2,130,739	9.39%	9.39%	108,434	91%	108,434	91%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	07/01/09	25,427,796	32,699,213	22,355,065	8.60%	8.60%	107,502	0%	249,700	57%
Airport Crossing	IN	Chicago- Naperville- Joliet	Kohl’s	10/01/07	4,406,231	7,744,785	527,112	7.92%	7.90%	11,922	22%	101,833	91%
Walton Towne Center	KY	Cincinnati- Middletown	Kroger	11/01/08	5,624,085	12,898,825	2,237,841	9.57%	9.57%	23,178	34%	139,610	89%
Shops at Saugus	MA	Boston- Cambridge- Quincy	PetSmart, La-Z-Boy	08/01/08	35,643,397	35,643,397	3,254,013	7.22%	7.01%	94,204	80%	97,404	81%
Village at Lee Airport	MD	Baltimore- Towson	Giant	11/01/09	25,763,713	25,893,713	22,309,126	9.33%	9.22%	129,340	76%	204,340	85%
State Street Crossing	MI	Ann Arbor	Wal-Mart	06/01/09	7,575,363	9,720,363	2,101,527	8.02%	8.02%	21,049	48%	168,540	94%
Harris Crossing	NC	Burlington	Harris Teeter	03/01/10	11,935,457	11,935,457	8,064,371	9.04%	9.04%	76,818	71%	76,818	71%
Middle Creek Commons	NC	Raleigh- Cary	Lowes Foods	11/01/07	12,745,256	12,745,256	531,446	10.05%	10.05%	73,635	80%	73,635	80%
Anthem Highland	NV	Las Vegas- Paradise	Albertsons	01/01/07	20,694,218	24,049,085	386,595	12.34%	10.17%	119,313	89%	125,313	89%
Deer Springs Town Center (3)	NV	Las Vegas- Paradise	Target, Home Depot	03/01/09	120,875,697	136,195,549	57,265,689	8.42%	8.42%	553,879	48%	686,239	58%
Red Bank Village	OH	Cincinnati- Middletown	Wal-Mart	07/01/09	15,362,700	30,773,494	6,980,594	8.59%	8.59%	181,105	84%	181,105	84%
Wadsworth Crossing	OH	Cleveland- Elyria- Mentor	Bed Bath & Beyond, Office Max	02/01/07	26,992,180	26,992,180	2,750,949	8.11%	7.83%	108,234	82%	474,956	96%
Corvallis Market Center	OR	Corvallis	Michaels, TJ Maxx	04/01/08	17,798,353	17,798,353	903,440	7.74%	7.74%	82,081	92%	82,081	92%
Kulpsville Village Center	PA	Philadelphia- Camden- Wilmington	Walgreens	04/01/09	6,061,484	8,923,121	3,828,363	7.34%	7.34%	14,820	100%	14,820	100%
Lower Nazareth Commons	PA	Allentown- Bethlehem- Easton	Target, Sport’s Authority	12/01/09	28,768,459	40,372,219	25,058,079	8.46%	8.46%	111,788	41%	244,788	73%
Market at Buckwalter Place (3)	SC	Hilton Head Island- Beaufort	Publix	09/01/08	14,609,215	16,900,447	3,481,076	9.49%	9.49%	79,102	66%	79,102	66%

In-Process Developments

September 30, 2008

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Lebanon Center	TN	Nashville- Davidson- Murfreesboro	Publix	09/01/07	10,092,755	10,631,427	412,809	9.49%	9.49%	63,802	78%	63,802	78%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	01/01/09	9,521,060	13,382,028	3,338,477	8.77%	8.77%	28,134	20%	109,398	80%
Shops at Highland Village	TX	Dallas-Fort Worth- Arlington	AMC Theater, Barnes & Noble	10/01/07	91,305,685	100,358,807	6,613,133	9.27%	9.27%	351,662	82%	351,662	82%
Waterside Marketplace	TX	Houston- Baytown- Sugar Land	Kroger	06/01/09	6,979,460	12,321,747	3,014,076	11.73%	11.73%	24,926	38%	147,926	90%
Westwood Village	TX	Houston- Baytown- Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,386,961	57,965,468	3,018,115	8.97%	8.97%	183,758	84%	310,632	90%
Culpeper Colonnade (3)	VA	None	PetSmart, Target	07/01/07	21,187,513	27,151,258	2,869,619	8.03%	7.80%	93,324	70%	220,631	87%
Shops at Stonewall (3)	VA	Washington- Arlington- Alexandria	Wegmans	11/01/08	53,102,372	53,423,517	6,671,843	9.27%	9.27%	317,572	83%	317,572	83%
Orchards Phase II	WA	Portland- Vancouver- Beaverton	LA Fitness	10/01/06	15,802,522	15,802,522	2,069,845	8.78%	8.78%	77,478	87%	77,478	87%

Total Consolidated					$1,086,722,238	$1,376,516,291	$433,078,755	8.86%	8.77%	5,155,556	65%	7,978,885	77%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	18,403,714	20,033,952	1,776,756	10.09%	10.09%	90,043	73%	90,043	73%
Shoppes at Bartram Park – Phase III	FL	Jacksonville	Publix	10/01/04	3,176,089	5,125,489	2,503,192	12.17%	12.17%	14,640	9%	29,640	55%

Total Unconsolidated					$21,579,803	$25,159,441	$4,279,948	10.39%	10.39%	104,683	64%	119,683	69%

Total					$1,108,302,041	$1,401,675,733	$437,358,703	8.89%	8.80%	5,260,239	65%	8,098,568	77%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 8.15%.
(3)	The Company is phasing these developments until additional leasing occurs. Currently, 653,928 square feet is being phased.

These nine projects are currently 54% leased based on Company Owned GLA. Excluding the GLA for which the company is phasing, these projects are 76% leased.

In total, the in-process developments without the 653,928 square feet are 74% leased.

Projected Development Funding, Stabilizations and Land Held

September 30, 2008

In-Process Developments Projected Funding (1)

($ Thousands)

Q4 2008E	Q1 2009E	Q2 2009E	Q3 2009E	Q4 2009E	2010+E
$35,000 - $45,000	$25,000 - $35,000	$40,000 - $50,000	$15,000 - $25,000	$5,000 - $20,000	$250,000 - $350,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized(2)	Q4 2008E	2009+E
Gross Dev. Costs:		$5,000 - $20,000	$1,385,000
Net Dev. Costs:	$400,000	$5,000 - $15,000	$1,095,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
19	$146,597	$425,000 - $475,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

September 30, 2008

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Mar-08	Hillsboro-Sports Authority/ Best Buy	OR	Best Buy, Sports Authority	03/07/08	$17,906,747	11.41%	76,844	100%
Mar-08	Lynnwood-H Mart	WA	H Mart	07/01/08	$9,385,752	12.51%	77,028	100%
Mar-08	Puyallup-JCPenney	WA	JCPenney	08/01/08	$7,022,190	10.37%	76,682	100%
Mar-08	Rockwall Town Center	TX	Kroger	03/01/06	$8,680,197	10.70%	119,865	99%
Jun-08	Loveland Shopping Center	CO	Gold’s Gym	12/01/06	$6,558,357	11.61%	93,142	45%
Jun-08	Merrimack Shopping Center	NH	Shaw’s	05/01/06	$13,171,929	8.08%	88,192	79%
Sep-08	Chapel Hill Centre	GA	Kohl’s	10/01/06	$9,994,311	6.85%	189,683	99%
Sep-08	South Shore Marketplace	TX	Kroger	04/01/07	$4,847,522	14.50%	109,408	99%

					$77,567,005	10.43%	830,844	91%

Unconsolidated:
None
Total Development Stabilizations					$77,567,005	10.43%	830,844	91%

Unconsolidated Investments

September 30, 2008

Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Regency
							Ownership Interest	Share of Debt	Investment 9/30/08	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	30	3,552,455	$638,498,955	$309,506,781	Various	20.00%	$61,901,356	$56,514,934	$1,791,592
(JV-CCV)	Cameron Village	1	635,918	112,760,048	47,300,000	Wachovia	30.00%	14,190,000	19,539,053	4,817

		31	4,188,373	751,259,003	356,806,781

Macquarie CountryWide
(JV-M, JV-MD)	Various	42	4,413,313	599,256,288	367,820,084	Various	25.00%	91,955,021	44,995,638	2,501,646
(JV-M2, JV-M3)	Various	89	10,943,844	2,459,516,622	1,521,655,533	Various	24.95%	379,653,055	200,865,302	(654,022)

		131	15,357,157	3,058,772,910	1,889,475,617

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,332	399,690,311	210,820,768	Various	16.35%	34,475,369	26,609,239	(684,567)

CalSTRS
(JV-RC)	Various	7	759,023	159,374,532	86,634,309	Various	25.00%	21,658,577	15,076,628	1,404,044

Regency Retail Partners
(JV-RRP)	Various	9	1,529,845	381,140,663	246,038,515	Various	20.00%	49,104,405	16,954,027	217,655

Publix
(JV-O)	Shoppes at Bartram Park	1	134,600	23,070,117	—	—	50.00%	—	10,948,647	428,018
(JV-O)	Valleydale Village	1	118,466	11,546,619	—	—	50.00%	—	5,443,833	162,227
(JV-O)	Regency Village	1	83,170	17,633,620	—	—	50.00%	—	9,070,128	180,461
(JV-O)	Queensborough	1	82,333	4,583,256	—	—	50.00%	—	3,128,631	218,312
(JV-O)	Canopy Oak Center	1	90,043	19,154,014	—	—	50.00%	—	9,923,887	35,604

		5	508,612	75,987,626	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,568,185	—	—	50.00%	—	5,181,129	(140,514)
(JV-O)	White Oak Marketplace (1)	—	—	11,576,878	—	—	50.00%	—	5,789,198	(10)
(JV-O)	Indian Springs Center	1	136,625	19,289,855	27,000,000	Wells Fargo	50.00%	13,500,000	(3,739,842)	206,192

		1	136,625	40,434,918	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,599,812	8,102,718	Wachovia	50.00%	4,051,359	2,429,500	(97,090)

		216	25,469,967	$4,879,259,775	$2,824,878,708			$670,489,143	$428,729,932	$5,574,365

(1)	Land held for future development

Unconsolidated Balance Sheets

September 30, 2008 and December 31, 2007

	2008	2007
Assets
Real estate, at cost	$4,876,926,648	4,709,884,338
Less: accumulated depreciation	417,270,523	332,903,974

	4,459,656,125	4,376,980,364
Properties in development	88,635,961	45,552,309

Net real estate investments	4,548,292,086	4,422,532,673

Cash and cash equivalents	47,697,327	45,281,601
Tenant receivables, net of allowance for uncollectible accounts	68,838,842	72,770,126
Deferred costs, less accumulated amortization	26,877,060	24,195,857
Acquired lease intangible assets, net	181,028,798	197,495,461
Other assets	6,525,662	5,277,457

	$4,879,259,775	4,767,553,175

Liabilities and Equity
Liabilities:
Notes payable	$2,824,878,708	2,719,473,226
Accounts payable and other liabilities	84,899,088	73,681,789
Tenants’ security and escrow deposits	10,212,200	10,052,109
Acquired lease intangible liabilities, net	91,136,111	86,031,082

Total liabilities	3,011,126,107	2,889,238,206

Equity:
Equity – Regency Centers	461,817,877	459,068,748
Equity – Third parties	1,406,315,791	1,419,246,221

Total equity	1,868,133,668	1,878,314,969

	$4,879,259,775	4,767,553,175

Unconsolidated Balance Sheets – Regency’s Pro-Rata Share

September 30, 2008 and December 31, 2007

	2008	2007
Assets
Real estate, at cost	$1,161,353,092	1,132,879,756
Less: accumulated depreciation	102,823,306	82,895,413

	1,058,529,786	1,049,984,343
Properties in development	38,235,686	19,331,436

Net real estate investments	1,096,765,472	1,069,315,779

Cash and cash equivalents	12,099,422	11,128,056
Tenant receivables, net of allowance for uncollectible accounts	16,837,110	17,981,106
Deferred costs, less accumulated amortization	6,533,144	6,010,975
Acquired lease intangible assets, net	40,960,416	45,658,514
Other assets	1,993,023	1,778,047

	$1,175,188,587	1,151,872,477

Liabilities and Equity
Liabilities:
Notes payable	$670,489,143	653,334,791
Accounts payable and other liabilities	20,648,544	17,833,493
Tenants’ security and escrow deposits	2,554,864	2,517,622
Acquired lease intangible liabilities, net	19,678,159	19,117,823

Total liabilities	713,370,710	692,803,729

Equity:
Equity – Regency Centers	461,817,877	459,068,748

	$1,175,188,587	1,151,872,477

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended September 30, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$91,002,133	88,385,862	$276,544,541	253,513,436
Percentage rent	488,009	569,193	2,788,905	2,553,072
Recoveries from tenants	26,723,108	24,002,673	79,801,604	69,033,613
Termination fees	756,336	513,572	2,023,832	3,260,939
Other income	1,998,688	1,424,038	2,508,122	2,954,929

Total revenues	120,968,274	114,895,338	363,667,004	331,315,989

Operating expenses:
Operating and maintenance	17,756,274	15,355,505	52,054,830	46,385,933
Real estate taxes	15,293,072	13,495,349	46,168,079	38,739,346

Total operating expenses	33,049,346	28,850,854	98,222,909	85,125,279

Net operating income	87,918,928	86,044,484	265,444,095	246,190,710

Other expense (income):
General and administrative	2,013,940	1,974,094	7,190,048	7,722,704
Depreciation and amortization expense	44,638,337	45,467,431	135,803,475	131,250,169
Interest expense, net	36,208,408	34,512,963	109,136,817	100,105,811
Loss (gain) on sale of real estate	15,310	(2,642,408)	(13,486,720)	(10,554,754)
Other expense	34,774	34,727	104,226	102,912

Total other expense (income)	82,910,769	79,346,807	238,747,846	228,626,842

Net income	$5,008,159	6,697,677	$26,696,249	17,563,868

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended September 30, 2008 and 2007

	Three Months Ended		Year to Date
	2008	2007	2008	2007
Revenues:
Minimum rent	$21,795,122	21,749,604	$66,312,948	63,119,401
Percentage rent	119,000	139,604	688,540	642,392
Recoveries from tenants	6,328,706	5,884,282	18,971,622	17,139,389
Termination fees	173,398	128,973	476,284	807,577
Other income	501,340	360,282	614,604	755,315

Total revenues	28,917,566	28,262,745	87,063,998	82,464,074

Operating expenses:
Operating and maintenance	4,149,548	3,814,230	12,476,241	11,624,607
Real estate taxes	3,616,745	3,291,091	11,011,528	9,566,633

Total operating expenses	7,766,293	7,105,321	23,487,769	21,191,240

Net operating income	21,151,273	21,157,424	63,576,229	61,272,834

Other expense (income):
General and administrative	474,812	573,387	1,697,800	1,966,209
Depreciation and amortization expense	10,537,742	11,044,205	32,117,863	32,529,687
Interest expense, net	8,636,557	8,446,138	26,073,203	24,761,828
Loss (gain) on sale of real estate	3,744	(626,605)	(3,406,142)	(2,604,713)
Other (income) expense	(339,842)	43,560	1,519,140	(1,625,602)

Total other expense (income)	19,313,013	19,480,685	58,001,864	55,027,409

Net income	$1,838,260	1,676,739	$5,574,365	6,245,425

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

September 30, 2008 and December 31, 2007

Total Debt Outstanding:	9/30/08	12/31/07
Mortgage loans payable:
Fixed rate secured loans	$2,621,914,943	2,544,439,474
Variable rate secured loans	65,684,006	65,684,006
Unsecured line of credit variable rate	137,279,759	109,349,746

Total	$2,824,878,708	2,719,473,226

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total	Regency’s Pro Rata Share
2008	$1,244,185	11,748,042	56,119,227	69,111,454	15,267,850
2009	4,823,986		227,614,509	232,438,495	56,929,386
2010	4,569,481	125,531,717	648,328,201	778,429,399	183,367,915
2011	3,632,098		506,846,397	510,478,495	126,401,390
2012	3,552,504		408,203,458	411,755,962	91,025,254
2013	3,272,566		32,440,602	35,713,168	8,829,332
2014	2,808,670		67,970,940	70,779,610	19,964,242
2015	2,258,009		134,449,804	136,707,813	38,345,123
2016	2,039,632		323,449,029	325,488,661	76,304,205
2017	2,173,928		123,770,000	125,943,928	26,972,764
>10 Years	17,882,994		102,278,133	120,161,127	25,510,921
Net unamortized debt premium			7,870,596	7,870,596	1,570,761

	$48,258,053	137,279,759	2,639,340,896	2,824,878,708	670,489,143

Percentage of Total Debt:				9/30/08	12/31/07
Fixed				92.82%	93.56%
Variable				7.18%	6.44%

Current Average Interest Rates:(1)
Fixed				5.36%	5.30%
Variable				4.15%	5.75%
Effective Interest Rate				5.27%	5.33%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	November 2, 2012	August 20, 2012
Variable	February 5, 2010	February 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$626,936,694	616,329,920
Variable rate secured loans	10,741,258	10,741,258
Unsecured line of credit variable rate	32,811,191	26,263,613

Total	$670,489,143	653,334,791

Leasing Statistics – Wholly-Owned and Regency’s Pro-Rata Share of Co-Investment Partnerships

September 30, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	371	655,740	$21.18	$18.62	13.8%	5.1	$2.34
2nd Quarter 2008	336	597,474	20.47	18.73	9.3%	6.3	1.37
1st Quarter 2008	389	681,319	18.85	16.74	12.6%	5.0	1.26
4th Quarter 2007	378	1,459,888	17.15	15.41	11.3%	5.1	1.66

Total – 12 months	1,474	3,394,421	$19.43	$17.42	11.5%	5.3	$1.69

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	90	131,187	$23.26	$22.59	3.0%	6.6	$10.82
2nd Quarter 2008	86	108,958	23.60	22.27	6.0%	7.5	6.86
1st Quarter 2008	71	117,192	24.19	18.42	31.3%	8.0	5.63
4th Quarter 2007	82	190,642	23.05	19.50	18.2%	6.9	5.02

Total – 12 months	329	547,979	$23.55	$20.60	14.4%	7.2	$7.21

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	281	524,553	$20.68	$17.65	17.2%	4.7	$0.21
2nd Quarter 2008	250	488,516	19.80	17.92	10.5%	6.1	0.15
1st Quarter 2008	318	564,127	21.42	19.49	9.9%	4.4	0.36
4th Quarter 2007	296	1,269,246	15.98	14.54	9.9%	4.7	0.98

Total – 12 months	1,145	2,846,442	$19.40	$17.34	11.9%	4.9	$0.47

Leasing Statistics – Wholly-Owned and 100% of Co-Investment Partnerships

September 30, 2008

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	371	1,109,133	$20.86	$18.41	13.3%	5.4	$2.17
2nd Quarter 2008	336	1,004,944	19.64	17.99	9.2%	6.6	2.02
1st Quarter 2008	389	1,225,844	19.35	17.29	11.9%	5.7	1.52
4th Quarter 2007	378	1,459,888	16.60	14.89	11.5%	5.0	1.34

Total – 12 months	1,474	4,799,809	$18.94	$16.97	11.6%	5.6	$1.73

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	90	218,405	$22.88	$22.24	2.9%	6.7	$10.18
2nd Quarter 2008	86	240,664	22.14	20.89	6.0%	7.6	8.01
1st Quarter 2008	71	249,726	19.79	16.46	20.2%	10.4	6.23
4th Quarter 2007	82	190,642	23.50	19.95	17.8%	6.7	5.92

Total – 12 months	329	899,437	$22.02	$19.77	11.4%	8.0	$7.65

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
3rd Quarter 2008	281	890,728	$20.37	$17.47	16.6%	5.1	$0.20
2nd Quarter 2008	250	764,280	18.86	17.07	10.5%	6.3	0.13
1st Quarter 2008	318	976,118	19.24	17.50	9.9%	4.5	0.31
4th Quarter 2007	296	1,269,246	15.53	14.13	9.9%	4.8	0.65

Total – 12 months	1,145	3,900,372	$18.22	$16.32	11.6%	5.1	$0.36

Average Base Rent by State – Wholly-Owned and Regency’s Pro-Rata Share of Co-Investment Partnerships

September 30, 2008

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	162,747	0.5%	72.2%	$720,493	0.2%	$11.72
Arizona	4	409,967	1.3%	95.4%	6,375,940	1.5%	16.31
California	76	6,963,196	22.2%	87.5%	118,184,048	27.9%	22.07
Colorado	21	1,406,201	4.5%	88.3%	15,366,612	3.6%	13.28
Connecticut	1	44,875	0.1%	100.0%	1,007,970	0.2%	22.46
Delaware	4	298,199	1.0%	97.6%	4,124,426	1.0%	14.17
District of Columbia	2	9,903	0.0%	100.0%	434,201	0.1%	48.81
Florida	60	4,919,504	15.7%	90.9%	54,656,798	12.9%	12.74
Georgia	30	1,711,655	5.5%	92.6%	24,113,358	5.7%	15.23
Illinois	24	949,717	3.0%	90.0%	10,676,412	2.5%	12.53
Indiana	6	102,240	0.3%	69.4%	1,301,502	0.3%	19.05
Kentucky	3	98,845	0.3%	80.3%	768,349	0.2%	9.85
Maryland	16	560,027	1.8%	91.0%	7,115,937	1.7%	17.43
Massachusetts	3	412,963	1.3%	90.9%	6,464,992	1.5%	17.41
Michigan	2	118,273	0.4%	84.9%	1,274,467	0.3%	12.87
Minnesota	3	120,835	0.4%	93.6%	1,396,643	0.3%	12.35
Missouri	23	371,529	1.2%	97.6%	3,252,883	0.8%	10.16
Nevada	3	697,958	2.2%	56.9%	1,592,955	0.4%	15.19
New Hampshire	1	84,793	0.3%	80.4%	799,800	0.2%	12.05
New Jersey	2	39,042	0.1%	96.2%	615,330	0.1%	16.39
North Carolina	16	1,336,162	4.3%	93.4%	16,401,286	3.9%	13.81
Ohio	17	2,116,659	6.8%	85.9%	20,079,037	4.7%	11.12
Oregon	11	821,697	2.6%	98.2%	14,002,110	3.3%	17.70
Pennsylvania	12	610,175	1.9%	84.1%	8,623,814	2.0%	19.14
South Carolina	8	205,779	0.7%	86.6%	2,331,550	0.6%	13.10
Tennessee	8	502,164	1.6%	91.7%	6,191,012	1.5%	13.46
Texas	37	3,694,588	11.8%	91.3%	56,531,904	13.4%	16.92
Virginia	31	1,733,864	5.5%	90.9%	24,253,380	5.7%	17.26
Washington	14	778,538	2.5%	98.0%	13,749,997	3.3%	18.05
Wisconsin	2	67,147	0.2%	97.7%	492,108	0.1%	7.50

Total All Properties	443	31,349,242	100.0%	89.8%	$422,899,314	100.0%	$16.17

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State – Wholly-Owned and 100% of Co-Investment Partnerships

September 30, 2008

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	278,299	0.5%	77.9%	$1,860,810	0.3%	$11.64
Arizona	4	496,073	1.0%	95.6%	7,598,274	1.1%	16.02
California	76	9,955,802	19.6%	90.0%	174,450,372	25.1%	21.25
Colorado	21	2,277,674	4.5%	91.5%	25,912,485	3.7%	12.96
Connecticut	1	179,860	0.4%	100.0%	4,039,960	0.6%	22.46
Delaware	4	472,005	0.9%	95.2%	6,652,433	1.0%	14.80
District of Columbia	2	39,647	0.1%	100.0%	1,738,993	0.2%	48.82
Florida	60	6,246,504	12.3%	91.4%	70,781,374	10.2%	12.78
Georgia	30	2,648,555	5.2%	93.4%	35,514,163	5.1%	14.37
Illinois	24	2,901,919	5.7%	92.5%	32,523,452	4.7%	12.17
Indiana	6	273,256	0.5%	82.2%	3,599,622	0.5%	16.22
Kentucky	3	325,847	0.6%	90.3%	2,801,069	0.4%	9.56
Maryland	16	1,896,184	3.7%	94.1%	28,870,892	4.1%	17.24
Massachusetts	3	561,186	1.1%	93.2%	7,971,310	1.1%	15.37
Michigan	2	118,273	0.2%	84.9%	1,274,467	0.2%	12.87
Minnesota	3	483,938	1.0%	93.6%	5,594,227	0.8%	12.35
Missouri	23	2,265,422	4.5%	97.6%	19,834,655	2.9%	10.16
Nevada	3	772,256	1.5%	60.4%	2,487,554	0.4%	14.28
New Hampshire	1	84,793	0.2%	80.4%	799,800	0.1%	12.05
New Jersey	2	156,482	0.3%	96.2%	2,466,253	0.4%	16.39
North Carolina	16	2,180,032	4.3%	92.2%	27,420,443	3.9%	14.11
Ohio	17	2,628,123	5.2%	87.9%	25,985,618	3.7%	11.31
Oregon	11	1,087,746	2.1%	97.4%	17,423,211	2.5%	16.68
Pennsylvania	12	1,450,066	2.9%	90.3%	20,250,892	2.9%	16.35
South Carolina	8	470,994	0.9%	93.5%	5,490,318	0.8%	12.50
Tennessee	8	574,114	1.1%	92.3%	7,049,591	1.0%	13.32
Texas	37	4,441,748	8.7%	91.9%	67,786,549	9.7%	16.74
Virginia	31	3,906,735	7.7%	94.5%	63,664,684	9.1%	18.18
Washington	14	1,332,518	2.6%	97.9%	21,984,106	3.2%	16.87
Wisconsin	2	269,128	0.5%	97.7%	1,972,375	0.3%	7.50

Total All Properties	443	50,775,179	100.0%	91.7%	$695,799,953	100.0%	$15.67

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,741	84,741	65.8%	65.8%			—	54,340	Publix	NA
Southgate Village	JV-M	25%	AL	Birmingham-Hoover	1988	75,092	18,773	100.0%	100.0%			—	46,733	Publix	$11.37
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	72.6%	72.6%			—	44,271	Publix	$11.87

			AL			278,299	162,747	77.9%	72.2%	83.2%	79.2%	—	145,344

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	97.4%	97.4%			—	55,256	Safeway	$16.67
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	97.0%	97.0%			—	55,403	Safeway	$14.63
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	95.2%	95.2%			—	—	Chez Antiques	$15.89
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	88.6%	88.6%			—	—	—	$19.17

			AZ			496,073	409,967	95.6%	95.4%	95.6%	95.4%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	98.0%	98.0%			—	68,000	Ralphs	$27.27
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	24,170	98.8%	98.8%			142,600	57,560	Albertsons, (Target)	$25.05
Applegate Ranch Shopping Center			CA	Merced	2006	179,129	179,129	49.5%	49.5%			319,692	178,500	(Super Target), (Home Depot)	$27.98
Auburn Village	JV-M2	24.95%	CA	Sacramento--Arden-Arcade--Roseville	1990	133,944	33,419	100.0%	100.0%			—	45,540	Bel Air Market	$18.77
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,401	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.53
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino-Ontario	2004	75,220	18,805	97.6%	97.6%			—	44,093	Stater Bros.	$22.31
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	93,316	100.0%	100.0%			—	34,208	Safeway	$25.48
Brea Marketplace	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1987	192,660	48,069	84.9%	84.9%			—	—	Toys “R” Us	$21.88
Campus Marketplace	JV-M	25%	CA	San Diego-Carlsbad-San Marcos	2000	144,289	36,072	98.9%	98.9%			—	58,527	Ralphs	$22.84
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,671	260,671	93.8%	93.8%			—	—	Yardbirds Home Center	$21.27
Clovis Commons			CA	Fresno	2004	174,990	174,990	93.1%	93.1%			145,653	145,653	(Super Target)	$20.19
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	99.4%	99.4%			—	65,715	Safeway, Orchard Supply & Hardware	$16.29
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	94.6%	94.6%			—	40,000	Bristol Farms	$32.39
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	100.0%	100.0%			53,000	53,000	(Safeway)	$33.62
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$21.70
El Cerrito Plaza	JV-MD	25%	CA	San Francisco-Oakland-Fremont	2000	256,035	64,009	99.4%	99.4%			66,700	77,888	(Lucky’s)	$24.90
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,679	90,679	95.5%	95.5%			—	42,315	Von’s Food & Drug	$15.46
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	99.0%	99.0%			—	22,500	Safeway	$19.25
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	87.3%	87.3%			123,735	43,718	Stater Bros., (Target)	$18.19
Falcon Ridge Town Center Phase II	JV-RRP	20.00%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.42
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,066	99.6%	99.6%			—	35,305	Albertsons	$23.10
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90,237	90,237	97.1%	97.1%			—	55,255	Safeway	$20.44
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,919	98,919	96.3%	96.3%			—	44,054	Stater Bros.	$23.97
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	100.0%	100.0%			—	55,303	Ralphs	$28.62
Garden Village	JV-M	25%	CA	Los Angeles-Long Beach-Santa Ana	2000	112,767	28,192	100.0%	100.0%			—	57,050	Albertsons	$14.62
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	91,907	91,907	100.0%	100.0%			212,485	—	(Home Depot), Sports Authority, Nordstrom Rack	NA
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	96.9%	96.9%			—	37,500	Gelson’s Markets	$18.31
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	287,913	287,913	70.3%	70.3%			—	—	Lowe’s	NA
Granada Village	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,050	77.1%	77.1%			—	—	—	$18.02
Hasley Canyon Village			CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	65,801	97.5%	97.5%			—	51,800	Ralphs	$22.82
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.4%	99.4%			—	44,376	Ralphs	$26.38
Highland Crossing			CA	Riverside-San Bernardino-Ontario	2007	50,395	50,395	0.0%	0.0%			—	—	LA Fitness	NA
Indio-Jackson			CA	Riverside-San Bernardino-Ontario	2006	353,561	353,561	32.3%	32.3%			235,834	93,696	(Home Depot), (WinCo)	$17.80
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	102,206	102,206	27.8%	27.8%			—	13,969	Fresh & Easy	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,465	100.0%	100.0%			38,917	38,917	(Albertsons)	$25.63
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.0%	98.0%			53,000	53,000	(Safeway)	$17.62
Marina Shores	JV-C2	20.00%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	93.4%	93.4%			—	25,987	—	$28.23
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,601	98.2%	98.2%			—	42,896	Safeway	$16.74
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,211	91,211	93.8%	93.8%			—	42,630	Stater Bros.	$23.27
Murrieta Marketplace			CA	Riverside-San Bernardino-Ontario	2008	331,868	331,868	56.3%	56.3%			137,940	—	(Target), Lowe’s	NA
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,483	98.4%	98.4%			—	44,180	Albertsons	$12.71
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%			—	58,000	Albertsons	$19.36
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	98.3%	98.3%			—	43,842	Albertsons	$16.04
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	95.3%	95.3%			—	28,210	Henry’s Marketplace	$18.05
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.20
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1970	234,061	58,398	99.2%	99.2%			—	—	Target, Toys “R” Us	$20.06
Point Loma Plaza	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1987	212,774	53,087	95.9%	95.9%			—	50,000	Von’s Food & Drug	$17.80
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	100.0%	100.0%			—	10,122	Trader Joe’s	$27.41
Raley’s Supermarket	JV-C2	20.00%	CA	Sacramento--Arden-Arcade--Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego-Carlsbad-San Marcos	1981	153,255	38,237	99.0%	99.0%			—	39,777	Von’s Food & Drug	$17.43
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$17.13
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.07
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$27.65
Santa Ana Downtown Plaza			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	97.6%	97.6%			—	37,972	Food 4 Less	$19.98
Santa Maria Commons			CA	Santa Barbara-Santa Maria-Goleta	2005	113,514	113,514	100.0%	100.0%			—	—	Kohl’s	$10.65
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	91.0%	91.0%			—	25,000	Von’s Food & Drug	$24.22
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	100.0%	100.0%			62,050	62,050	(Safeway)	$31.68
Shops of Santa Barbara			CA	Santa Barbara-Santa Maria-Goleta	2004	51,568	51,568	85.7%	85.7%			—	—	—	$35.95
Shops of Santa Barbara Phase II			CA	Santa Barbara-Santa Maria-Goleta	2004	51,848	51,848	57.3%	57.3%			—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	Napa	1974	84,916	21,187	99.6%	99.6%			—	31,833	Nob Hill	$14.39
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,788	100.0%	100.0%			—	52,550	Safeway	$16.51
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento--Arden-Arcade--Roseville	1991	89,875	22,424	92.9%	92.9%			—	45,540	Bel Air Market	$16.67
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	98.4%	98.4%			—	33,753	Safeway	$19.25

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.35
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,551	100.0%	100.0%			—	40,775	Ralphs	$14.44
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,140	198,140	99.2%	99.2%			—	44,686	Albertsons, Target	$17.24
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	99.1%	99.1%			—	35,000	Whole Foods, Kohl’s	$22.65
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	98.7%	98.7%			—	42,500	Von’s Food & Drug	$19.73
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	83.6%	83.6%			—	—	—	$31.68
Vista Village Phase I	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	100.0%	100.0%			165,000	—	Krikorian Theaters, (Lowe’s)	$24.95
Vista Village Phase II	JV-RRP	20.00%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	100.0%	100.0%			—	25,000	Sprout’s Markets	$15.95
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.31
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,103	88,103	98.0%	98.0%			—	24,712	Safeway	$15.20
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,519	190,519	98.4%	98.4%			—	41,300	Von’s Food & Drug	$24.32
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%			—	50,782	Albertsons	$25.70
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%			—	77,648	Gigante	$14.19
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$21.09
Ygnacio Plaza	JV-M2	24.95%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,370	99.0%	99.0%			—	—	The Sports Basement	$26.76

			CA			9,955,802	6,963,196	90.0%	87.5%	96.9%	97.6%	1,907,856	2,998,214

Applewood Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1956	375,622	93,718	96.4%	96.4%			—	71,074	King Soopers, Wal-Mart	$9.46
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	97.3%	97.3%			—	43,500	Safeway	$16.77
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	98.0%	98.0%			—	65,104	King Soopers	$14.81
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	74.1%	74.1%			52,700	52,700	(Safeway)	$22.96
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	92.2%	92.2%			—	62,400	King Soopers	$8.30
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	96.7%	96.7%			213,408	58,374	Safeway, (Target), (Kohl’s)	$13.81
Centerplace of Greeley Phase III			CO	Greeley	2007	120,090	120,090	60.0%	60.0%			—	—	Best Buy, Sports Authority	NA
Cherrywood Square	JV-M2	24.95%	CO	Denver-Aurora	1978	86,162	21,497	100.0%	100.0%			—	51,640	King Soopers	$11.32
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	97.7%	97.7%			—	69,913	King Soopers	$10.98
Crossroads Commons	JV-C	20%	CO	Boulder	1986	111,775	22,355	93.8%	93.8%			—	39,247	Whole Foods	$22.36
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$23.63
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,029	25,007	95.9%	95.9%			—	66,000	King Soopers	$9.03
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.0%	87.0%			—	62,600	Safeway	$13.09
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	92.5%	92.5%			—	49,751	King Soopers	$11.91
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.40
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	100.0%	100.0%			66,000	66,000	(King Soopers)	$27.79
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.59
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver-Aurora	1977	82,750	20,646	96.7%	96.7%			—	55,311	King Soopers	$9.27
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	27.7%	27.7%			99,844	99,844	(King Soopers)	NA
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	96.3%	96.3%			—	69,719	King Soopers	$12.01
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	89.0%	89.0%			—	69,716	King Soopers	$13.89

			CO			2,277,674	1,406,201	91.5%	88.3%	94.7%	93.3%	616,257	1,233,846

Corbin’s Corner	JV-M2	24.95%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,875	100.0%	100.0%			—	10,150	Trader Joe’s	$22.46

			CT			179,860	44,875	100.0%	100.0%	100.0%	100.0%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.35
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington-Arlington-Alexandria	1930	16,835	4,200	100.0%	100.0%			—	—	—	$64.97

			DC			39,647	9,903	100.0%	100.0%	100.0%	100.0%	—	11,833

First State Plaza	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1988	164,779	41,112	90.3%	90.3%			—	57,319	Shop Rite	$14.70
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	99.2%	99.2%			—	49,069	Acme Markets, K-Mart	$12.86
Shoppes of Graylyn	JV-M2	24.95%	DE	Philadelphia-Camden-Wilmington	1971	66,808	16,669	92.9%	92.9%			—	—	—	$19.02
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			472,005	298,199	95.2%	97.6%	95.2%	97.6%	—	106,388

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	93.4%	93.4%			—	48,555	Publix	$10.89
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	100.0%	100.0%			—	35,908	Publix	$16.61
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	79.9%	79.9%			—	42,112	Publix	$11.99
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	97.9%	97.9%			—	65,537	Publix	$12.29
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	98.7%	98.7%			—	39,795	Publix, Wal-Mart, Bealls	$8.86
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	97.0%	97.0%			—	56,000	Winn-Dixie	$11.95
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	86.1%	86.1%			98,165	—	(Kohl’s)	$37.55
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,043	45,022	73.2%	73.2%			—	54,340	Publix	$16.50
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	97.4%	97.4%			—	—	—	$12.63
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	98.3%	98.3%			—	54,420	Publix	$16.88
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	97.1%	97.1%			—	51,420	Publix	$12.80
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	235,842	235,842	58.6%	58.6%			—	42,112	Publix	$10.09
East Towne Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%			—	44,840	Publix	$14.03
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	91.8%	91.8%			—	39,393	Publix	$17.07
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.40
Fleming Island			FL	Jacksonville	2000	136,662	136,662	94.3%	94.3%			129,807	47,955	Publix, (Target)	$12.77
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	100.0%	100.0%			—	42,112	Publix	$14.82
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.21
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$16.65
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	NA
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	NA
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$9.96
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	98.1%	98.1%			—	44,840	Publix	$15.63
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$13.87
Kings Crossing Sun City	JV-M	25%	FL	Tampa-St. Petersburg-Clearwater	1999	75,020	18,755	97.3%	97.3%			—	51,420	Publix	$11.77
Lynnhaven	JV-M	25%	FL	Panama City-Lynn Haven	2001	63,871	15,968	95.6%	95.6%			—	44,271	Publix	$11.46

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Marketplace St Pete			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	95.6%	95.6%			—	36,464	Publix	$13.49
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	121,946	121,946	85.7%	85.7%			—	—	—	$15.00
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	97.7%	97.7%			—	—	—	$17.64
Merchants Crossing	JV-M	25%	FL	Punta Gorda	1990	213,739	53,435	93.6%	93.6%			—	48,555	Publix	$9.29
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.07
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	89.0%	89.0%			—	51,420	Publix	$16.18
Newberry Square			FL	Gainesville	1986	180,524	180,524	97.8%	97.8%			—	39,795	Publix, K-Mart	$7.75
Nocatee Town Center			FL	Jacksonville	2007	81,082	81,082	67.0%	67.0%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.50
Oakleaf Commons			FL	Jacksonville	2006	73,719	73,719	79.1%	79.1%			—	45,600	Publix	$14.01
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	100.0%	100.0%			—	61,171	Publix	$13.08
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.67
Palm Harbor Shopping Village	JV-M	25%	FL	Palm Coast	1991	166,041	41,510	88.8%	88.8%			—	45,254	Publix	$10.95
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	98.7%	98.7%			—	48,890	Publix	$10.85
Pebblebrook Plaza	JV-M	25%	FL	Naples-Marco Island	2000	76,767	19,192	100.0%	100.0%			—	61,166	Publix	$12.71
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	91.3%	91.3%			—	37,866	Publix	$13.06
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%			—	44,840	Publix	$16.55
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	98.1%	98.1%			66,000	—	AMC Theater, Michaels, (Best Buy)	$13.89
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	88.0%	88.0%			—	54,379	Publix	$13.78
Shoppes @ 104	JV-M	25%	FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	27,048	100.0%	100.0%			—	46,368	Winn-Dixie	$13.29
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	119,960	59,980	87.6%	87.6%			97,000	44,840	Publix, (Kohl’s)	$17.54
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,640	7,320	9.3%	9.3%			—	—	—	NA
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	89.5%	89.5%			—	—	—	$22.48
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	90.6%	90.6%			—	—	Kohl’s	NA
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	107,502	107,502	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.64
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.40
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	98.2%	98.2%			—	36,434	Publix	$12.59
Village Commons Shopping Center	JV-M2	24.95%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,179	89.6%	89.6%			—	39,975	Publix	$17.25
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	87.5%	87.5%			—	44,271	Publix	$11.54
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	96.9%	96.9%			—	46,779	Publix	$10.33
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.0%	98.0%			—	44,840	Publix	$19.07
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	96.5%	96.5%			—	51,420	Publix	$12.97
Willa Springs			FL	Orlando	2000	89,930	89,930	94.2%	94.2%			—	44,271	Publix	$14.55

			FL			6,246,504	4,919,504	91.4%	90.9%	94.2%	94.1%	596,798	2,310,760

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	69.6%	69.6%			—	—	—	$20.27
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$13.35
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	86.5%	86.5%			—	43,454	Publix	$14.51
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	94.8%	94.8%			—	—	—	$15.64
Buckhead Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1989	221,874	55,469	97.7%	97.7%			—	—	—	$16.61
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$11.99
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	95.8%	95.8%			88,713	—	(Kohl’s)	$11.32
Coweta Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	68,489	17,122	91.1%	91.1%			—	56,077	Publix	$9.34
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.54
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	90.7%	90.7%			—	45,044	Publix	$16.29
Dunwoody Hall			GA	Atlanta-Sandy Springs-Marietta	1986	89,351	89,351	100.0%	100.0%			—	44,271	Publix	$14.79
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	89.9%	89.9%			—	18,400	Fresh Market	$17.00
Howell Mill Village	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1984	97,990	24,498	96.4%	96.4%			—	31,000	Publix	$16.54
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	90.2%	90.2%			—	51,420	Publix	$12.27
Lindbergh Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	27,059	6,765	100.0%	100.0%			—	—	—	$22.53
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	100.0%	100.0%			—	—	—	$18.13
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	98.3%	98.3%			—	47,814	Publix	$11.87
Northlake Promenade	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1986	25,394	6,349	90.7%	90.7%			—	—	—	$18.90
Orchard Square	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1987	93,222	23,306	81.1%	81.1%			—	44,271	Publix	$10.34
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$29.74
Powers Ferry Kroger	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1983	45,528	11,382	100.0%	100.0%			—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	95.8%	95.8%			—	—	—	$21.70
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.27
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	76.8%	76.8%			—	58,261	Kroger	$15.75
Rose Creek	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1993	69,790	17,448	98.6%	98.6%			—	56,077	Publix	$10.24
Roswell Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1999	201,979	50,495	95.6%	95.6%			—	11,606	Trader Joe’s, Pike Nursery	$13.83
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	87.5%	87.5%			—	63,296	Kroger	$11.36
Thomas Crossroads	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1995	104,928	26,232	92.1%	92.1%			—	54,498	Kroger	$8.56
Trowbridge Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1998	62,558	15,640	100.0%	100.0%			—	37,888	Publix	$10.62
Woodstock Crossing	JV-M	25%	GA	Atlanta-Sandy Springs-Marietta	1994	66,122	16,531	96.2%	96.2%			—	54,322	Kroger	$9.36

			GA			2,648,555	1,711,655	93.4%	92.6%	93.4%	92.6%	88,713	852,034

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	91.7%	91.7%			—	72,397	Dominick’s	$14.96
Brentwood Commons	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1962	125,585	31,333	81.5%	81.5%			—	64,762	Dominick’s	$12.06
Carbondale Center	JV-D	16.40%	IL	Carbondale	1997	59,726	9,795	100.0%	100.0%			—	56,726	Schnucks	$10.15
Civic Center Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1989	264,973	66,111	99.0%	99.0%			—	87,135	Super H Mart, Home Depot	$10.82
Champaign Commons	JV-D	16.40%	IL	Champaign-Urbana	1990	88,105	14,449	98.4%	98.4%			—	72,326	Schnucks	$8.69
Country Club Plaza	JV-D	16.40%	IL	St. Louis	2001	86,867	14,246	98.4%	98.4%			—	54,554	Schnucks	$6.97
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	239,356	47,871	75.2%	75.2%			117,000	65,816	Dominick’s, Linens-N-Things, (Target)	$13.67
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	85.7%	85.7%			—	64,937	Jewel / OSCO	$12.88
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	92.7%	92.7%			—	72,385	Dominick’s	$14.00

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,583	100.0%	100.0%			—	46,237	Schnucks	$8.28
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago-Naperville-Joliet	2005	128,871	32,218	96.1%	96.1%			—	64,922	Jewel / OSCO	$12.20
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	84.7%	84.7%			—	69,540	Dominick’s	$13.71
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1988	100,526	25,081	94.8%	94.8%			—	76,170	Dominick’s	$10.19
Montvale Commons	JV-D	16.40%	IL	Springfield	1996	73,937	12,126	98.1%	98.1%			—	62,447	Schnucks	$10.51
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1983	135,005	33,684	85.9%	85.9%			—	63,863	Dominick’s	$14.66
Riverside Sq & River’s Edge	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1986	169,435	42,274	100.0%	100.0%			—	74,495	Dominick’s	$13.87
Riverview Plaza	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1981	139,256	34,744	100.0%	100.0%			—	50,094	Dominick’s	$11.46
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	93.4%	93.4%			—	65,977	Dominick’s	$14.68
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.36
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	97.6%	97.6%			—	65,613	Dominick’s	$14.63
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago-Naperville-Joliet	1984	95,825	23,908	100.0%	100.0%			—	63,000	Dominick’s	$11.26
Swansea Plaza	JV-D	16.40%	IL	St. Louis	1988	118,892	19,498	97.1%	97.1%			—	70,017	Schnucks	$10.08
Urbana Crossing	JV-D	16.40%	IL	Champaign-Urbana	1997	85,196	13,972	96.7%	96.7%			—	62,105	Schnucks	$11.07
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	121,502	121,502	85.0%	85.0%			—	51,304	Dominick’s	$12.43

			IL			2,901,919	949,717	92.5%	90.0%	92.5%	90.0%	117,000	1,496,822

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,922	11,922	22.2%	22.2%			89,911	—	(Kohl’s)	NA
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,537	14,537	70.2%	70.2%			213,988	213,988	(Menards)	$30.56
Evansville West Center	JV-D	16.40%	IN	Evansville	1989	79,885	13,101	91.9%	91.9%			—	62,273	Schnucks	$8.49
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	55.1%	55.1%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.22
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	81.3%	81.3%			64,000	64,000	(Kroger)	$17.35
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	100.0%	100.0%			—	10,028	Trader Joe’s	$21.82

			IN			273,256	102,240	82.2%	69.4%	84.9%	75.7%	633,697	400,289

Franklin Square	JV-M	25%	KY	Frankfort	1988	203,317	50,829	93.2%	93.2%			—	50,499	Kroger	$9.19
Silverlake	JV-M	25%	KY	Cincinnati-Middletown	1988	99,352	24,838	97.6%	97.6%			—	60,000	Kroger	$9.99
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,178	23,178	33.6%	33.6%			116,432	116,432	(Kroger)	$14.18

			KY			325,847	98,845	90.3%	80.3%	94.7%	94.7%	116,432	226,931

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	94,204	94,204	80.1%	80.1%			—	—	—	$25.95
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	99.4%	99.4%			—	59,970	Stop & Shop, BJ’s Wholesale	$10.23
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.4%	93.4%			—	62,500	Shaw’s, Marshall’s	$16.10

			MA			561,186	412,963	93.2%	90.9%	95.8%	94.1%	—	122,470

Bowie Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1966	104,037	25,957	84.8%	84.8%			—	21,750	Giant Food	$16.62
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	94.1%	94.1%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$9.25
Cloppers Mill Village	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1995	137,035	34,190	100.0%	100.0%			—	70,057	Shoppers Food Warehouse	$18.33
Elkridge Corners	JV-M2	24.95%	MD	Baltimore-Towson	1990	73,529	18,345	100.0%	100.0%			—	39,571	Super Fresh	$14.52
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore-Towson	1986	81,028	20,216	96.5%	96.5%			—	10,370	Trader Joe’s	$34.07
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1978	22,328	5,571	93.3%	93.3%			—	—	—	$35.19
Goshen Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1987	45,654	11,391	93.8%	93.8%			—	—	—	$19.19
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	99.0%	99.0%			—	53,754	Safeway	$25.25
Lee Airport			MD	Baltimore-Towson	2005	129,340	129,340	76.2%	76.2%			75,000	70,260	Giant Food	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1991	156,125	38,953	90.8%	90.8%			—	45,100	Food Lion	$22.89
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore-Towson	1961	162,435	40,528	97.2%	97.2%			—	41,223	Super Fresh	$11.35
Southside Marketplace	JV-M2	24.95%	MD	Baltimore-Towson	1990	125,146	31,224	95.3%	95.3%			—	44,264	Shoppers Food Warehouse	$15.13
Takoma Park	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1960	106,469	26,564	100.0%	100.0%			—	63,643	Shoppers Food Warehouse	$10.25
Valley Centre	JV-M2	24.95%	MD	Baltimore-Towson	1987	247,836	61,835	95.8%	95.8%			—	—	—	$15.03
Watkins Park Plaza	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1985	113,443	28,304	97.1%	97.1%			—	43,205	Safeway	$18.85
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington-Arlington-Alexandria	1954	67,403	16,817	90.4%	90.4%			—	—	—	$24.39

			MD			1,896,184	560,027	94.1%	91.0%	95.4%	95.4%	124,000	546,197

Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%			—	53,739	Farmer Jack	$12.95
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	48.3%	48.3%			147,491	—	(Wal-Mart)	$12.06
			MI			118,273	118,273	84.9%	84.9%	92.9%	92.9%	147,491	53,739
Affton Plaza	JV-D	16.40%	MO	St. Louis	2000	67,760	11,113	100.0%	100.0%			—	61,218	Schnucks	$5.99
Bellerive Plaza	JV-D	16.40%	MO	St. Louis	2000	115,208	18,894	92.4%	92.4%			—	67,985	Schnucks	$9.67
Brentwood Plaza	JV-D	16.40%	MO	St. Louis	2002	60,452	9,914	100.0%	100.0%			—	51,800	Schnucks	$9.78
Bridgeton	JV-D	16.40%	MO	St. Louis	2005	70,762	11,605	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.98
Butler Hill Centre	JV-D	16.40%	MO	St. Louis	1987	90,889	14,906	97.0%	97.0%			—	63,304	Schnucks	$10.54
Capital Crossing	JV-D	16.40%	MO	Jefferson City	2002	85,149	13,964	97.2%	97.2%			—	63,111	Schnucks	$11.04
City Plaza	JV-D	16.40%	MO	St. Louis	1998	80,149	13,144	100.0%	100.0%			—	62,348	Schnucks	$9.22
Crestwood Commons	JV-D	16.40%	MO	St. Louis	1994	67,285	11,035	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.40%	MO	St. Louis	1996	67,430	11,059	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.40%	MO	St. Louis	1998	104,217	17,092	96.7%	96.7%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$10.12
Kirkwood Commons	JV-D	16.40%	MO	St. Louis	2000	467,703	76,703	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.35
Lake St. Louis	JV-D	16.40%	MO	St. Louis	2004	75,643	12,405	100.0%	100.0%			—	63,187	Schnucks	$12.93
O’Fallon Centre	JV-D	16.40%	MO	St. Louis	1984	71,300	11,693	90.2%	90.2%			—	55,050	Schnucks	$8.18
Plaza 94	JV-D	16.40%	MO	St. Louis	2005	66,555	10,915	97.2%	97.2%			—	52,844	Schnucks	$9.52
Richardson Crossing	JV-D	16.40%	MO	St. Louis	2000	82,994	13,611	98.6%	98.6%			—	61,494	Schnucks	$12.20
Shackelford Center	JV-D	16.40%	MO	St. Louis	2006	49,635	8,140	97.4%	97.4%			—	45,960	Schnucks	$7.41
Sierra Vista Plaza	JV-D	16.40%	MO	St. Louis	1993	74,666	12,245	98.4%	98.4%			—	56,201	Schnucks	$9.93
Twin Oaks	JV-D	16.40%	MO	St. Louis	2006	71,682	11,756	98.3%	98.3%			—	63,000	Schnucks	$11.98
University City Square	JV-D	16.40%	MO	St. Louis	1997	79,230	12,994	100.0%	100.0%			—	61,600	Schnucks	$9.15
Washington Crossing	JV-D	16.40%	MO	St. Louis	1999	117,626	19,291	97.6%	97.6%			—	56,250	Schnucks	$10.86
Wentzville Commons	JV-D	16.40%	MO	St. Louis	2000	74,205	12,170	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$10.98
Wildwood Crossing	JV-D	16.40%	MO	St. Louis	1997	108,200	17,745	86.7%	86.7%			—	61,500	Schnucks	$11.55
Zumbehl Commons	JV-D	16.40%	MO	St. Louis	1990	116,682	19,136	94.2%	94.2%			—	74,672	Schnucks	$8.61

			MO			2,265,422	371,529	97.6%	97.6%	97.6%	97.6%	661,441	1,336,967

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	90.0%	90.0%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.62
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,253	97.9%	97.9%			—	43,978	Lund’s	$15.96
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,371	94.9%	94.9%			—	65,608	Rainbow Foods	$12.14

			MN			483,938	120,835	93.6%	93.6%	93.6%	93.6%	87,437	171,322

Bent Tree Plaza	JV-M	25%	NC	Raleigh-Cary	1994	79,503	19,876	98.5%	98.5%			—	54,153	Kroger	$11.87
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	85.9%	85.9%			—	79,830	Harris Teeter, Fresh Market	$15.79
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	98.9%	98.9%			—	14,300	Fresh Market	$15.65
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	100.0%	100.0%			—	41,500	Harris Teeter	$15.65
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	93.5%	93.5%			—	46,478	Kroger	$9.94
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	98.8%	98.8%			273,000	57,590	Kroger, (Home Depot), (Target)	$12.80
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.44
Harris Crossing			NC	Burlington	2007	76,818	76,818	71.4%	71.4%			—	53,365	Harris Teeter	NA
Kernersville Plaza			NC	Winston-Salem	1997	72,590	72,590	93.0%	93.0%			—	57,590	Harris Teeter	$10.18
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	98.4%	98.4%			—	57,590	Kroger	$11.65
Maynard Crossing			NC	Raleigh-Cary	1997	122,782	122,782	95.0%	95.0%			—	55,973	Kroger	$14.66
Middle Creek Commons			NC	Raleigh-Cary	2006	73,635	73,635	79.6%	79.6%			—	49,495	Lowes Foods	$15.14
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh-Cary	1986	148,204	36,977	95.0%	95.0%			—	18,613	Trader Joe’s	$14.86
Southpoint Crossing			NC	Durham	1998	103,128	103,128	100.0%	100.0%			—	59,160	Kroger	$15.58
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	90.8%	90.8%			—	24,167	—	$15.01
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	98.6%	98.6%			—	40,832	Food Lion	$11.83

			NC			2,180,032	1,336,162	92.2%	93.4%	93.4%	95.7%	273,000	738,400

Merrimack Shopping Center			NH	Manchester-Nashua	2004	84,793	84,793	80.4%	80.4%			—	53,146	Shaw’s	$12.05

			NH			84,793	84,793	80.4%	80.4%	80.4%	80.4%	—	53,146

Plaza Square	JV-M2	24.95%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,909	97.6%	97.6%			—	60,000	Shop Rite	$21.82
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,134	93.4%	93.4%			—	34,240	Acme Markets	$5.19

			NJ			156,482	39,042	96.2%	96.2%	96.2%	96.2%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	119,313	119,313	88.9%	88.9%			—	53,963	Albertsons	$15.84
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	553,879	553,879	48.4%	48.4%			132,360	—	(Target), Home Depot	NA
Centennial Crossroads Plaza	JV-M	25.00%	NV	Las Vegas-Paradise	2002	99,064	24,766	93.3%	93.3%			154,000	55,256	Von’s Food & Drug, (Target)	$12.90

			NV			772,256	697,958	60.4%	56.9%	93.3%	93.3%	286,360	109,219

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.05
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	94.6%	94.6%			—	66,336	Kroger	$10.25
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.69
Hyde Park			OH	Cincinnati-Middletown	1995	397,739	397,739	94.3%	94.3%			—	169,267	Kroger, Biggs	$13.54
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,258	29,252	100.0%	100.0%			203,000	—	Kohl’s	$5.08
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	44.0%	44.0%			—	56,006	Giant Eagle	$14.18
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	91.7%	91.7%			—	63,805	Kroger	$11.75
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$11.46
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	58.9%	58.9%			—	—	—	$9.59
Red Bank Village			OH	Cincinnati-Middletown	2006	181,105	181,105	83.8%	83.8%			—	—	Wal-Mart	$4.99
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$22.91
Regency Milford Center	JV-MD	25%	OH	Cincinnati-Middletown	2001	108,923	27,231	89.0%	89.0%			—	65,000	Kroger	$4.83
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	100.0%	100.0%			—	56,800	Kroger	$10.27
Sycamore Crossing & Sycamore Plaza	JV-RRP	20.00%	OH	Cincinnati-Middletown	1966	390,957	78,191	96.6%	96.6%			—	25,000	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.42
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,234	108,234	82.1%	82.1%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$13.50
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	96.9%	96.9%			—	66,523	Kroger	$9.83
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%			—	101,428	Kroger	$8.59

			OH			2,628,123	2,116,659	87.9%	85.9%	88.5%	86.3%	629,263	862,100

Cherry Park Market	JV-M	25%	OR	Portland-Vancouver-Beaverton	1997	113,518	28,380	90.0%	90.0%			—	55,164	Safeway	$13.75
Corvallis Market Center			OR	Corvallis	2006	82,081	82,081	91.8%	91.8%			—	—	—	$15.64
Greenway Town Center	JV-M2	24.95%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,229	100.0%	100.0%			—	37,500	Unified Western Grocers	$12.41
Hillsboro Market Center	JV-M	25%	OR	Portland-Vancouver-Beaverton	2000	148,051	37,013	95.9%	95.9%			—	57,370	Albertsons	$14.07
Hillsboro—Sports Authority/Best Buy			OR	Portland-Vancouver-Beaverton	2006	76,483	76,483	100.0%	100.0%			—	—	Sports Authority	$27.45
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	99.1%	99.1%			—	41,132	Safeway	$14.56
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.6%	98.6%			—	55,227	Safeway	$11.00
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	99.0%	99.0%			—	49,793	Albertsons	$17.50
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	100.0%	100.0%			—	—	—	$21.58
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.38
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sportmart	$18.13

			OR			1,087,746	821,697	97.4%	98.2%	97.9%	98.9%	—	352,686

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1958	46,420	11,582	90.2%	90.2%			—	22,075	Ahart Market	$13.28
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1960	159,419	39,775	95.7%	95.7%			—	—	—	$16.57
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	92.5%	92.5%			—	10,610	Trader Joe’s	$24.14
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	NA
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	111,788	111,788	40.7%	40.7%			133,000	—	(Target)	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,013	94.4%	94.4%			—	25,673	Shop ‘N Bag	$15.31
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,804	100.0%	100.0%			—	50,708	Genuardi’s	$18.73
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,650	92.8%	92.8%			—	56,226	Acme Markets	$14.82
Silver Spring Square	JV-RRP	20.00%	PA	Harrisburg-Carlisle	2005	318,209	63,642	96.6%	96.6%			139,377	130,000	Wegmans, (Target)	$15.06
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,389	88.1%	88.1%			—	73,000	Valley Farm Market	$6.91
Warwick Square Shopping Center	JV-M2	24.95%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,375	96.5%	96.5%			—	50,658	Genuardi’s	$17.02

			PA			1,450,066	610,175	90.3%	84.1%	94.4%	93.7%	272,377	418,950

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	79,102	79,102	66.5%	66.5%			—	45,600	Publix	$13.50
Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	97.4%	97.4%			—	37,888	Publix	$10.89
Merchants Village	JV-M	25%	SC	Charleston-North Charleston	1997	79,724	19,931	100.0%	100.0%			—	37,888	Publix	$13.11
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.27
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	100.0%	100.0%			—	65,796	Publix	$10.02
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	96.7%	96.7%			—	27,887	Publix	$14.72
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	100.0%	100.0%			—	46,624	Bi-Lo	$11.97

			SC			470,994	205,779	93.5%	86.6%	99.0%	99.2%	—	306,523

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,115	96.2%	96.2%			125,500	63,193	Schnucks, (Target)	$12.40
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harding Place			TN	Nashville-Davidson--Murfreesboro	2004	4,848	4,848	37.7%	37.7%			177,000	—	(Wal-Mart)	$16.00
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.42
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	63,802	63,802	78.1%	78.1%			—	45,600	Publix	$12.43
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	86,811	86,811	98.4%	98.4%			—	61,224	Kroger	$10.52
Northlake Village I & II			TN	Nashville-Davidson--Murfreesboro	1988	141,685	141,685	85.6%	85.6%			—	64,537	Kroger	$11.67
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.70

			TN			574,114	502,164	92.3%	91.7%	94.0%	93.7%	302,500	350,578

Alden Bridge			TX	Houston-Baytown-Sugar Land	1998	138,953	138,953	97.7%	97.7%			—	67,768	Kroger	$16.82
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	98.5%	98.5%			—	65,740	Kroger	$9.97
Bethany Park Place			TX	Dallas-Fort Worth-Arlington	1998	74,066	74,066	97.4%	97.4%			—	58,374	Kroger	$12.10
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	95.4%	95.4%			—	63,449	Kroger	$15.94
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	94.3%	94.3%			102,950	—	(Home Depot)	$11.40
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$16.85
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	98.2%	98.2%			—	90,217	H.E.B., Sears	$12.46
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	20.4%	20.4%			81,264	81,264	(Kroger)	$23.55
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.71
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,662	351,662	82.4%	82.4%			—	—	AMC Theater, Barnes & Noble	$26.56
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	100.0%	100.0%			—	79,000	H.E.B.	$18.50
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	95.3%	95.3%			—	63,631	Tom Thumb	$14.25
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	89.6%	89.6%			—	78,348	H.E.B.	$16.82
Kleinwood Center II			TX	Houston-Baytown-Sugar Land	2005	45,001	45,001	100.0%	100.0%			—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	100.0%	100.0%			62,804	62,804	(Albertsons)	$22.87
Main Street Center	JV-M2	24.95%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,667	80.2%	80.2%			62,322	62,322	(Albertsons)	$20.43
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	98.8%	98.8%			—	51,818	Tom Thumb	$17.93
Market at Round Rock			TX	Austin-Round Rock	1987	123,046	123,046	91.9%	91.9%			—	63,800	Albertsons	$11.75
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,781	97.5%	97.5%			—	53,993	Randall’s Food	$14.52
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	98.3%	98.3%			—	48,525	Tom Thumb	$14.36
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	97.6%	97.6%			—	60,465	H.E.B.	$18.22
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	96.9%	96.9%			—	65,800	Randall’s Food	$15.79
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	273,826	273,826	77.2%	77.2%			—	52,688	Tom Thumb	$25.71
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	98.8%	98.8%			—	63,373	Kroger	$13.51
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	72.2%	72.2%			62,322	62,322	(Albertsons)	$19.56
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	100.0%	100.0%			73,770	57,017	(Kroger)	$22.35
Shiloh Springs			TX	Dallas-Fort Worth-Arlington	1998	110,040	110,040	97.5%	97.5%			—	60,932	Kroger	$14.66
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	60.5%	60.5%			61,962	61,962	(Kroger)	$24.22
South Shore			TX	Houston-Baytown-Sugar Land	2005	27,938	27,938	95.0%	95.0%			81,470	81,470	(Kroger)	$22.62
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.51
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	99.3%	99.3%			—	65,241	Kroger	$16.38
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	89.7%	89.7%			—	63,654	Tom Thumb	$13.17
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,926	24,926	38.4%	38.4%			102,984	102,984	(Kroger)	NA
Weslayan Plaza East	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,338	100.0%	100.0%			—	—	—	$13.10
Weslayan Plaza West	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1969	185,834	46,366	95.9%	95.9%			—	51,960	Randall’s Food	$16.41
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,758	183,758	83.7%	83.7%			126,874	—	(Target)	$15.43
Woodway Collection	JV-M2	24.95%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,736	85.9%	85.9%			—	56,596	Randall’s Food	$15.24

			TX			4,441,748	3,694,588	91.9%	91.3%	94.1%	93.9%	885,828	2,027,996

601 King Street	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	8,349	2,083	95.5%	95.5%			—	—	—	$52.07
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	98.5%	98.5%			—	48,999	Giant Food	$21.31
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	88,897	22,180	98.7%	98.7%			—	57,030	Shoppers Food Warehouse	$14.45
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	100.0%	100.0%			—	57,860	Safeway	$18.05
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	94.8%	94.8%			—	52,864	Kroger	$9.21
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1996	104,155	25,987	100.0%	100.0%			—	55,138	Shoppers Food Warehouse	$15.97
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	97.0%	97.0%			—	55,163	Safeway	$16.49
Culpeper Colonnade			VA	Culpeper	2006	93,324	93,324	70.2%	70.2%			127,307	—	(Target)	$16.43
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	85,482	85,482	83.8%	83.8%			—	—	—	$15.33
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1990	165,130	41,200	97.2%	97.2%			—	65,000	Shoppers Food Warehouse	$22.42
Fortuna Center Plaza	JV-RRP	20.00%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$13.89
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	103,269	25,766	100.0%	100.0%			—	49,837	Giant Food	$20.15
Gayton Crossing	JV-M2	24.95%	VA	Richmond	1983	156,917	39,151	91.8%	91.8%			—	38,408	Ukrop’s	$13.38
Greenbriar Town Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1972	343,006	85,580	99.3%	99.3%			—	62,319	Giant Food	$21.10
Hanover Village Shopping Center	JV-M2	24.95%	VA	Richmond	1971	96,146	23,988	86.5%	86.5%			—	—	—	$9.49
Hollymead Town Center	JV-C2	20.00%	VA	Charlottesville	2004	153,739	30,748	96.1%	96.1%			142,500	60,607	Harris Teeter, (Target)	$19.91
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1960	71,825	17,920	95.8%	95.8%			—	—	—	$32.49

Portfolio Summary Report By Region

September 30, 2008

Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA
						GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties			Major Tenants(1)	Average Base Rent/Sq. Ft(2)
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1966	74,702	18,638	100.0%	100.0%			—	28,161	Giant Food	$23.40
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.7%	97.7%			—	63,000	Shoppers Food Warehouse	$18.84
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	94.7%	94.7%			—	—	—	$28.03
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	82.4%	82.4%			—	51,922	Safeway	$14.97
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1977	113,013	28,197	97.8%	97.8%			—	39,187	Giant Food	$15.81
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	98.8%	98.8%			—	52,409	Harris Teeter	$20.42
Signal Hill	JV-C2	20.00%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	96.2%	96.2%			—	67,470	Shoppers Food Warehouse	$18.13
Statler Square Phase I			VA	Staunton-Waynesboro	1996	133,660	133,660	90.2%	90.2%			—	65,003	Kroger	$8.32
Stonewall			VA	Washington-Arlington-Alexandria	2007	317,572	317,572	83.3%	83.3%			—	140,000	Wegmans	$17.12
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1980	190,069	47,422	96.3%	96.3%			—	46,935	Giant Food	$17.22
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,272	59,654	98.4%	98.4%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$19.97
Village Shopping Center	JV-M2	24.95%	VA	Richmond	1948	111,177	27,739	100.0%	100.0%			—	45,023	Ukrop’s	$17.56
Willston Centre I	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1952	105,376	26,291	94.1%	94.1%			—	—	—	$20.56
Willston Centre II	JV-M2	24.95%	VA	Washington-Arlington-Alexandria	1986	127,449	31,799	100.0%	100.0%			—	42,491	Safeway	$18.24

			VA			3,906,735	1,733,864	94.5%	90.9%	96.1%	94.2%	393,542	1,360,120

Aurora Marketplace	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,677	98.3%	98.3%			—	48,893	Safeway	$15.38
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	97.1%	97.1%			—	49,440	Safeway	$11.54
Eastgate Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,518	100.0%	100.0%			—	28,775	Albertsons	$21.07
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	88.4%	88.4%			—	—	—	$29.19
James Center	JV-M	25%	WA	Seattle-Tacoma-Bellevue	1999	140,240	35,060	93.7%	93.7%			—	68,273	Fred Myer	$16.07
Lynnwood—H Mart			WA	Seattle-Tacoma-Bellevue	2007	77,028	77,028	100.0%	100.0%			—	77,028	H Mart	$16.00
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Sportsman’s Warehouse	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	87.3%	87.3%			—	—	Wallace Theaters	$17.79
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,098	100.0%	100.0%			230,300	—	(Sears)	$21.51
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,953	102,953	100.0%	100.0%			—	40,982	Quality Foods	$18.38
Puyallup—JC Penney			WA	Seattle-Tacoma-Bellevue	2007	76,682	76,682	100.0%	100.0%			—	—	JC Penney	$9.94
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	100.0%	100.0%			55,000	55,000	(Safeway)	$22.78
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	100.0%	100.0%			111,900	—	(Target)	$32.04
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	100.0%	100.0%			—	50,065	Albertsons	$15.16

			WA			1,332,518	778,538	97.9%	98.0%	98.5%	99.2%	397,200	418,456

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.45
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,259	97.2%	97.2%			—	69,090	Pick ‘N’ Save	$7.56

			WI			269,128	67,147	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						50,775,179	31,349,242	91.7%	89.4%	94.8%	94.3%	8,537,192	19,346,448

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C: Co-investment Partnership with Oregon

JV-C2: Co-investment Partnership with Oregon

JV-CCV: Co-investment Partnership with Oregon

JV-RC: Co-investment Partnership with CalSTRS

JV-M: Co-investment Partnership with Macquarie

JV-MD: Co-investment Partnership with Macquarie

JV-M2: Co-investment Partnership with Macquarie

JV-M3: Co-investment Partnership with Macquarie

JV-RRP: Regency Retail Partners (open-end fund)

JV-D: Co-investment Partnership with Macquarie and DESCO

JV-O: Other, single property Co-investment Partnerships

Significant Tenant Rents – Wholly-Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

September 30, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,667,492	8.97%	$24,965,413	5.76%	58	19
Publix	1,981,405	6.66%	17,868,293	4.13%	66	32
Safeway	1,688,261	5.68%	16,346,817	3.77%	59	34
Supervalu	937,795	3.15%	10,510,610	2.43%	32	19
Blockbuster Video	301,951	1.02%	6,438,848	1.49%	81	34
CVS	258,166	0.87%	4,372,194	1.01%	38	19
TJX Companies	406,184	1.37%	4,144,804	0.96%	26	15
Whole Foods	139,313	0.47%	3,984,410	0.92%	6	3
Starbucks	103,040	0.35%	3,427,245	0.79%	97	44
Rite Aid	238,178	0.80%	3,384,306	0.78%	33	21
Washington Mutual Bank	92,384	0.31%	3,222,854	0.74%	37	13
Sears Holdings	422,841	1.42%	3,122,031	0.72%	13	7
Walgreens	198,374	0.67%	2,862,982	0.66%	21	9
Harris Teeter	239,698	0.81%	2,821,301	0.65%	8	4
PETCO	151,839	0.51%	2,767,725	0.64%	21	13
Hallmark	158,864	0.53%	2,697,837	0.62%	60	31
Schnucks	309,522	1.04%	2,695,784	0.62%	31	31
Bank of America	70,645	0.24%	2,673,033	0.62%	34	18
H.E.B.	210,413	0.71%	2,499,163	0.58%	4	2
Longs Drug	207,258	0.70%	2,474,006	0.57%	14	6
Subway	87,373	0.29%	2,473,774	0.57%	113	59
Ross Dress For Less	174,379	0.59%	2,346,730	0.54%	16	13
The UPS Store	95,234	0.32%	2,322,849	0.54%	111	57
Stater Bros.	151,151	0.51%	2,300,414	0.53%	5	2
PetSmart	149,414	0.50%	2,277,933	0.53%	11	6
Target	268,864	0.90%	2,186,323	0.50%	3	1
Ahold	191,645	0.64%	2,166,951	0.50%	10	8
Michael’s	194,815	0.65%	2,145,324	0.50%	13	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$164,301
Kroger Total	101,300
Supervalu Total	10,625
Schnucks Total	6,560

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,873,546	22	25
Kroger	760,770	10	68
Safeway	314,000	6	65
Sears Holdings	57,435	2	15
Supervalu	72,514	3	35
Publix	62,771	1	67

	3,141,036

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents – Wholly-Owned and 100% of Co-investment Partnerships

September 30, 2008

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Safeway	3,174,495	6.49%	$32,380,717	4.55%	59	34
Kroger	3,458,438	7.07%	$30,545,338	4.29%	58	19
Publix	3,051,042	6.24%	$27,429,917	3.85%	66	32
Supervalu	1,727,754	3.53%	$18,896,341	2.66%	32	19
Schnucks	1,887,329	3.86%	$16,437,709	2.31%	31	31
Blockbuster Video	444,639	0.91%	$9,473,252	1.33%	81	34
TJX Companies	718,227	1.47%	$7,521,171	1.06%	26	15
CVS	434,081	0.89%	$7,390,711	1.04%	38	19
Ross Dress For Less	464,690	0.95%	$6,166,002	0.87%	16	13
PETCO	300,037	0.61%	$5,694,203	0.80%	21	13
Rite Aid	459,216	0.94%	$5,674,074	0.80%	33	21
Whole Foods	211,766	0.43%	$5,586,252	0.78%	6	3
Starbucks	158,143	0.32%	$5,274,075	0.74%	97	44
Ahold	472,690	0.97%	$4,765,993	0.67%	10	8
Washington Mutual Bank	129,497	0.26%	$4,470,620	0.63%	37	13
Hallmark	268,731	0.55%	$4,412,656	0.62%	60	31
Harris Teeter	373,350	0.76%	$4,390,435	0.62%	8	4
Bank of America	104,701	0.21%	$4,374,185	0.61%	34	18
Walgreens	292,673	0.60%	$4,361,551	0.61%	21	9
Subway	149,895	0.31%	$4,104,403	0.58%	113	59
Sears Holdings	546,663	1.12%	$4,093,618	0.58%	13	7
Target	355,430	0.73%	$3,917,636	0.55%	3	1
H.E.B.	310,607	0.64%	$3,874,163	0.54%	4	2
The UPS Store	157,560	0.32%	$3,833,083	0.54%	111	57
Longs Drug	309,030	0.63%	$3,743,031	0.53%	14	6
PetSmart	248,784	0.51%	$3,681,481	0.52%	11	6

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$488,004
Kroger Total	134,000
Supervalu Total	42,500
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,915,406	22	25
Kroger	808,802	10	68
Safeway	314,000	6	65
Sears Holdings	230,200	2	15
Supervalu	101,721	3	35
Publix	62,771	1	67

	4,432,900

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

September 30, 2008

All Tenants
Lease Expiration Year	Pro-Rata Expiring GLA	Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
		Percent of Pro-Rata Expiring GLA	Pro-Rata In- Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In- Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	413,439	1.6%	$7,072,484	1.6%	$17.11	614,217	1.4%	$10,679,510	1.5%
2008	708,677	2.7%	13,208,487	3.1%	18.64	1,254,716	2.8%	22,008,116	3.1%
2009	2,588,645	9.9%	48,761,517	11.3%	18.84	4,334,615	9.8%	80,494,218	11.3%
2010	2,446,371	9.4%	46,157,326	10.7%	18.87	4,167,447	9.4%	75,560,365	10.6%
2011	2,865,294	11.0%	50,776,023	11.7%	17.72	4,422,102	10.0%	79,899,419	11.2%
2012	3,255,415	12.4%	58,989,280	13.6%	18.12	5,381,335	12.1%	97,435,505	13.7%
2013	2,040,812	7.8%	39,562,411	9.1%	19.39	3,737,101	8.4%	64,786,658	9.1%
2014	738,885	2.8%	11,110,877	2.6%	15.04	1,454,009	3.3%	21,164,415	3.0%
2015	702,557	2.7%	11,539,292	2.7%	16.42	1,434,968	3.2%	23,234,059	3.3%
2016	738,662	2.8%	12,484,260	2.9%	16.90	1,700,902	3.8%	25,564,617	3.6%
2017	1,277,803	4.9%	22,832,345	5.3%	17.87	2,135,622	4.8%	36,232,607	5.1%

10 Year Total	17,776,560	68.0%	322,494,303	74.5%	18.14	30,637,034	69.0%	537,059,489	75.5%
Thereafter	8,376,281	32.0%	110,547,960	25.5%	13.20	13,777,684	31.0%	174,601,745	24.5%

	26,152,840	100.0%	$433,042,264	100.0%	$16.56	44,414,718	100.0%	$711,661,233	100.0%

Anchor Tenants
Lease Expiration Year	Pro-Rata Expiring GLA	Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
		Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	124,869	0.9%	$1,191,721	0.8%	$9.54	124,869	0.5%	$1,191,721	0.5%
2008	181,946	1.3%	1,344,923	0.9%	7.39	348,566	1.4%	2,728,864	1.1%
2009	666,297	4.8%	6,571,868	4.6%	9.86	1,145,435	4.6%	12,943,129	5.1%
2010	668,074	4.8%	5,619,052	3.9%	8.41	1,289,429	5.2%	10,883,090	4.3%
2011	1,025,258	7.3%	7,581,910	5.3%	7.40	1,468,512	5.9%	11,780,240	4.7%
2012	1,220,752	8.7%	10,931,777	7.6%	8.95	2,038,403	8.3%	19,240,581	7.6%
2013	613,175	4.4%	5,314,787	3.7%	8.67	1,512,016	6.1%	12,853,144	5.1%
2014	429,445	3.1%	3,699,956	2.6%	8.62	864,015	3.5%	7,666,065	3.0%
2015	431,432	3.1%	4,741,809	3.3%	10.99	931,831	3.8%	10,161,718	4.0%
2016	446,360	3.2%	4,907,106	3.4%	10.99	1,083,972	4.4%	11,126,428	4.4%
2017	738,317	5.3%	8,816,859	6.1%	11.94	1,444,601	5.8%	17,844,782	7.1%

10 Year Total	6,545,925	46.7%	60,721,768	42.3%	9.28	12,251,649	49.6%	118,419,762	47.0%
Thereafter	7,468,718	53.3%	82,886,738	57.7%	11.10	12,455,339	50.4%	133,727,574	53.0%

	14,014,644	100.0%	$143,608,505	100.0%	$10.25	24,706,988	100.0%	$252,147,336	100.0%

Reflects in place leases as of September 30, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

September 30, 2008

Inline Tenants
Lease Expiration Year	Pro-Rata Expiring GLA	Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
		Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	288,570	2.4%	$5,880,762	2.0%	$20.38	489,348	2.5%	$9,487,789	2.1%
2008	526,731	4.3%	11,863,564	4.1%	22.52	906,150	4.6%	19,279,252	4.2%
2009	1,922,347	15.8%	42,189,649	14.6%	21.95	3,189,180	16.2%	67,551,089	14.7%
2010	1,778,296	14.7%	40,538,274	14.0%	22.80	2,878,018	14.6%	64,677,275	14.1%
2011	1,840,036	15.2%	43,194,114	14.9%	23.47	2,953,590	15.0%	68,119,179	14.8%
2012	2,034,663	16.8%	48,057,503	16.6%	23.62	3,342,932	17.0%	78,194,924	17.0%
2013	1,427,637	11.8%	34,247,624	11.8%	23.99	2,225,085	11.3%	51,933,514	11.3%
2014	309,440	2.5%	7,410,922	2.6%	23.95	589,994	3.0%	13,498,349	2.9%
2015	271,125	2.2%	6,797,483	2.3%	25.07	503,137	2.6%	13,072,341	2.8%
2016	292,302	2.4%	7,577,154	2.6%	25.92	616,930	3.1%	14,438,189	3.1%
2017	539,486	4.4%	14,015,486	4.8%	25.98	691,021	3.5%	18,387,825	4.0%

10 Year Total	11,230,634	92.5%	261,772,536	90.4%	23.31	18,385,385	93.3%	418,639,726	91.1%
Thereafter	907,562	7.5%	27,661,223	9.6%	30.48	1,322,345	6.7%	40,874,171	8.9%

	12,138,197	100.0%	$289,433,758	100.0%	$23.84	19,707,730	100.0%	$459,513,897	100.0%

Reflects in place leases as of September 30, 2008, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

September 30, 2008

	Quarterly
($000s except per share numbers)	2006A	2007A	2008E	1Q08A	2Q08A	3Q08A	4Q08E

FFO / Share (for actuals please see related press release)			$3.90 - $4.35				$.85 - $1.30

Operating Portfolio — Wholly-owned and Regency’s pro-rata share of co-investment partnerships
Occupancy at period end	95.2%	95.0%	93.8%-94.0%	94.9%	94.6%	94.3%
Same store growth	3.8%	3.0%	2.4% - 2.7%	3.1%	2.2%	2.3%
Rental rate growth	12.6%	13.0%	9% - 11%	12.6%	9.3%	13.8%

Percentage Rent — Consolidated Only	$4,525	$4,678	$4,000 - $4,500	$800	$281	$631
Recovery Rate — Consolidated Only	80%	78.5%	77% - 79%	79.2%	79.1%	79.4%

Investment Activity
Acquisitions – consolidated	$63,100	$105,984	$0	$0	$0	$0
Cap rate	6.2%	6.0%	0.0%	0.0%	0.0%	0.0%
JV Acquisitions– 3rd Party (gross $)	$169,325	$507,850	$121,775	$0	$93,300	$28,475
Cap rate	6.9%	6.4%	6.5%	0.0%	6.4%	6.5%
REG % ownership	22%	17%	20%	0%	20%	20%
JV Acquisitions – REG contributions (gross $)	$134,994	$126,375	$157,894	$0	$0	$157,894
Cap rate	6.6%	6.2%	7.0%	0.0%	0.0%	7.0%
REG % ownership	26%	20%	20%	0%	0%	20%
Dispositions – op. properties (REG Pro-Rata)	$456,270	$82,110	$57,029-$81,000	$2,375	$29,729	$24,925
Cap rate (average)	6.5%	7.2%	7.68%-8.00%	4.8%	7.6%	8.0%
Development starts	$503,319	$378,831	$150,000-$180,000	$29,387	$23,405	$97,170
Development stabilizations – net costs	$167,668	$326,555	$82,000 - $92,000	$42,995	$19,730	$14,842
NOI yield on stabilizations (net dev costs)	10.1%	9.0%	10.17% - 10.33%	11.3%	9.3%	9.4%
Development stabilizations – total costs after outparcel allocation	$175,759	$352,784	$90,000 -$100,000	$46,501	$21,400	$16,543
NOI yield on costs after outparcel allocation	9.5%	8.3%	9.24% - 9.35%	10.5%	8.5%	8.4%
Transaction profits net of taxes and dead deal costs *	$52,643	$57,927	$25,000-$57,000	$2,488	$4,658	$17,623
Minority share of transaction profits	-$4,669	$0	$0	$0	$0	$0
Third party fees and commissions	$31,805	$33,064	$34,000-$36,000	$8,447	$11,966	$7,746

* 2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008E includes $15-$17 million of promote income

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	45.8%	48.9	< 50%	50.0%	50.5%	49.9%
Unsecured/secured debt offerings	$0
— interest rate	0.00%
— interest rate after hedge settlement	0.00%

				1Q08	2Q08	3Q08
Net Asset Valuation Guidance
Expansion land and outparcels available
— estimated market value				$45,530	$45,420	$42,430
NOI from CIP properties				$3,492	$4,159	$4,608
NOI from leases signed but not yet rent-paying in stabilized developments				$2,037	$1,435	$1,110
Straight-line rent receivable				$33,840	$34,993	$35,142

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-
looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

September 30, 2008

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	December 31, 2008		Full Year 2008

Net income for common stockholders	$0.42	0.87	$2.01	2.46
Add (less):
Depreciation expense and amortization	0.52	0.52	2.07	2.07
Loss (gain) on sale of operating properties	(0.09)	(0.09)	(0.18)	(0.18)

Funds From Operations	$0.85	1.30	$3.90	4.35

Weighted average shares (000’s)	70,080		70,046

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.